As filed with the U.S. Securities and Exchange Commission on August 17, 2023
Securities Act File No. 33‑80966 Investment Company Act File No. 811‑8598
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
Form N-1A REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 ☒
Pre‑Effective Amendment No. ☐
Post-Effective Amendment No. 58 ☒
and/or
REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 59 ☒
(Check appropriate box or boxes.)

The Commerce Funds
(Exact Name of Registrant as Specified in Charter)
1000 Walnut Street, Suite 1580 Kansas City, MO 64106 (Address of Principal Executive Office) Registrant’s Telephone Number: 1‑800‑995‑6365
David W. Grim Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871 (Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☐	On [Date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [Date] pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on [Date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ticker: [        ]

PRELIMINARY PROSPECTUS DATED AUGUST 17, 2023
SUBJECT TO COMPLETION
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Summary	1
More Information on Investment Objectives, Securities, Investment Practices and Risks	5
Account Policies and Features	11
Buying Shares	11
Redeeming Shares	14
General Policies	15
Tax Information	18
Service Providers	20
More Information About Fees	21
Financial Highlights	21

The MidCap Value Fund - Summary
CUSIP: [             ]

Investment Objective
The investment objective of the Fund is to seek capital appreciation, and secondarily, current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and the Example below. There is no sales charge imposed on purchases of shares.

Annual Fund Operating Expenses	The MidCap Value Fund
Management Fees	[0.40]%
Other Expenses (1)	[ ]%
Total Annual Fund Operating Expenses (2)	[ ]%

(1) Other expenses are estimated for the current fiscal year.
(2) Commerce Investment Advisors, Inc. (“Commerce” or the “Adviser”) has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, acquired fund fees and expenses and extraordinary expenses, during the current fiscal year to [0.70]% of the Fund’s average daily net assets through [     , 2024]. After this date, the Adviser or the Fund may terminate the contractual arrangement.

Example: This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not commenced operations.
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Principal Investment Strategies

• Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stocks, of mid-cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this, the Fund may, but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $[     ] million to $[     ] billion as of [     , 2023].

• Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stocks within the Index universe that have an above average dividend yield. The Fund seeks a higher return than the Index over time through a combination of capital appreciation and dividend income. The Fund utilizes a diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

• The Fund may invest a significant amount of its assets from time to time in the financials sector.

• The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Principal Risks

Market Risk: Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. There is also a risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.

Investment Risk: The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Equity Securities Risk: Common stockholders participate in company profits through dividends and stock market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model and the weights placed on each factor, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Management Risk: A strategy used by the Adviser may fail to produce the intended results.

Value Investing Risk: The Fund emphasizes a value style of investing that focuses on undervalued companies with characteristics for improved valuation. As a result, the Fund is subject to greater risk that the market may not recognize a security’s inherent value for a long time, or a stock judged to be undervalued by the Adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Mid-Cap and Small-Cap Risk: Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to larger cap stocks trading on a national securities exchange. The prices
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of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Issuer Risk: The value of a security owned by the Fund may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

Financials Sector Risk: The Fund’s performance may be adversely affected by events affecting the financials sectors, if it invests a relatively large percentage of its assets in those sectors. The financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

New Fund Risk: The Fund is new and has no operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Fund may not be able to achieve its investment objectives. The Fund may not be successful in implementing its investment strategy.

Please see “More Information on Investment Objectives, Securities, Investment Practices and Risks” for a more detailed description of the investment practices of the Fund and the risks associated with these practices. As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

Fund Performance

Because the Fund is new, it has no performance history.  Once the Fund has commenced operations, you can obtain updated performance information at www.commercefunds.com or by calling 1-800-995-6365. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser
Commerce Investment Advisors, Inc. serves as investment adviser for the Fund.

Portfolio Managers
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The members of the Fund’s investment team, their titles, roles on the investment team and years of service with the Fund are provided in the table below.

Investment Team Member	Primary Title	Investment Team Role	Years of Service with the Fund
Joseph C. Williams III, CFA	Executive Vice President	Portfolio Manager	Since inception [2023]
Nong Lin, Ph.D, CFA	Senior Vice President	Portfolio Manager	Since inception [2023]
Matthew J. Schmitt, CFA	Senior Vice President	Portfolio Manager	Since inception [2023]

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000 ($500 through monthly systematic investment plan accounts). The minimum subsequent investment is $250 ($50 through monthly systematic investment plan accounts).

Tax Information
The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, Section 199A dividends or capital gains, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may pay taxes upon withdrawal from such account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information on Investment Objectives, Securities, Investment Practices and Risks
The following section provides additional information on the Fund’s investment risks and practices.

Investment Objectives: The Fund’s investment objectives may not be changed by the Fund’s Board of Trustees without shareholder approval.

Securities and Investment Practices: The Fund’s Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices the Fund may use, and the risks involved. The Fund’s Annual Report (when available) will show the securities and practices the Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report (when available) should you have any questions about the Fund’s investment policies.

The Fund will publish on its website (www.commercefunds.com) complete portfolio holdings for the Fund as of the end of each month no earlier than 10 calendar days after month end. In addition, the Fund will file its complete schedule of portfolio holdings with the SEC for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. The Fund’s schedule of portfolio holdings for the third month of each fiscal quarter will be available on the SEC’s website at http://www.sec.gov. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

The securities, risks and investment practices that are considered to be “principal” securities, risks and investment practices of the Fund are discussed on pages [   ] through [   ] of this prospectus. The following section takes a closer look at certain of the Fund’s principal investment strategies and related risks, which are summarized in the summary section of the Fund. It also explores the various other investment securities and techniques that the Adviser may use. The Fund may invest in other securities and is subject to further restrictions and risks that are described in the Statement of Additional Information. Additionally, the Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and strategies.

Principal Risks
Cybersecurity Risk: With the increased use of the internet and because information technology (“IT”) systems and digital data underlie the Fund’s operations, the Fund and the Adviser, the Trust’s Co-Administrators, the Fund Accounting and Administrative Services Agent, the Transfer Agent, the Distributor, the Fund’s other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk (“Cyber Risk”) that their operations and data may be compromised as a result of internal and external cyber-failures, breaches and/or attacks (“Cyber Incidents”). Cyber breaches could occur as a result of malicious or criminal cyber-attacks or from human error, faulty or inadequately implemented policies and procedures or other system failures unrelated to external cyber threats. Cyber-attacks include, among other things, actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks or (iv) otherwise disrupt normal business operations.

Successful cyber-attacks or other Cyber Incidents or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value. For instance, Cyber Incidents may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage to the Fund. Cyber Incidents could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient or unavailable to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyberattacks, which are ever changing, may be highly sophisticated.
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Equity Securities Risk: Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and market appreciation and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Financials Sector Risk: The Fund’s performance may be adversely affected by events affecting the financials sectors, if it invests a relatively large percentage of its assets in those sectors. The financials sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, and the availability and cost of capital. Events affecting the financials sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in those sectors and have increased the volatility of investments in those sectors. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financials services companies face shrinking profit margins due to new competitors, the cost of new technology, increased regulation and the pressure to compete globally.

Investment Risk: The value of your investment in the Fund may fluctuate, which means that you could lose money. The types of investments held by the Fund may not perform as well as other types of investments.

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. If the issuer of a security held by the Fund becomes insolvent, bankrupt or is subject to some other reorganization proceeding, the Fund may experience significant delays in its ability to liquidate and/or recover, and may be unable to obtain some or all of the value of, such security. Additionally, the Fund may be subject to “bail-in” risk under applicable laws or regulations whereby, if required by a financial institution’s authority, a financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk: A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies or other entities whose securities are held by the Fund may prove incorrect, resulting in
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losses or poor performance, even under favorable market and interest rate conditions. See “Quantitative Model Risk” for more information.

Market Risk: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease, sometimes rapidly or unpredictably. Your shares at redemption may be worth more or less than your initial investment. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, local or regional events such as war, terrorism, market manipulation, government defaults, government shutdowns, natural/environmental disasters, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events can all negatively impact the securities markets, which could cause the Fund to lose value. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. If the Fund has  focused its investments in a region enduring geopolitical market disruption it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Recent Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of financial industry regulations and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and fixed-income markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The impact of epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its Service Providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Service Providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.
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These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund. You should also review this Prospectus and the Fund’s Statement of Additional Information to understand the Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which the Fund may satisfy redemption requests in-kind.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion or cyberattacks on governments, companies or individuals, have already decreased, and may further decrease, the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or adjoining geographic regions.

Mid-Cap and Small-Cap Risk: Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.

Quantitative Model Risk: Securities selected using quantitative models may perform differently from the market as a whole for many reasons, including the factors used in building the model, the weights placed on each factor technology malfunctions, or programming flaws, among others. Results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology system malfunctions. The quantitative model used by the Adviser to manage the Fund may not perform as expected, particularly in volatile markets.

Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

Non-Principal Risks

ETF Risk: Exchange-traded funds (“ETFs”) are shares of unaffiliated investment companies that are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System. The market price of shares of ETFs is expected to fluctuate based on both changes in the shares’ NAVs as well as supply of and demand for the shares on an exchange. Certain ETFs traded on a national securities exchange may be thinly traded
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and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. As a shareholder of an ETF, the Fund would bear, along with other shareholders, its pro rata portion of the ETF’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment Companies Risk: The Fund may invest, consistent with its investment objectives and strategies, in securities of other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). Among other things, the Fund may invest in money market funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies.
Operational Risk: An investment in the Fund may be negatively impacted because of operational risks arising from factors such as processing errors, inadequate or failed internal or external processes, failures in systems controls or technology, human errors or misconduct arising from the Fund’s employees or agents, the spread of infectious illness (including epidemics and pandemics), natural disasters or other events, changes in personnel, and errors caused by Service Providers or trading counterparties. In particular, these errors or failures in systems and technology, including operational risks associated with reliance on Service Providers, may adversely affect the Fund’s ability to process shareholder transactions, price Fund investments and calculate its NAVs in a timely manner, including over a potentially extended period. Moreover, consistent with the Fund’s investment strategies, the Adviser uses various technology to support portfolio decision making for the Fund. Data imprecision, software or other technology malfunctions, programming or modeling flaws and similar circumstances may impair the performance of such technology, which may negatively affect the Fund’s performance. Although the Fund and its Service Providers attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover Risk: The Fund may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains. Tax and transaction costs lower the Fund’s effective return for investors.

Real Estate Investment Trust (“REIT”) Risk: REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreement Risk: Repurchase agreements involve the purchase of securities by the Fund subject to a seller’s agreement to repurchase them at a mutually agreed upon date and price. To the extent consistent with its investment objectives and principal investment strategies, the Fund may enter into repurchase agreements with domestic and foreign financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser or other entities. In the event of a default, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs
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associated with delay and enforcement of the repurchase agreement. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. In addition, in the event of bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund. Additionally, the Fund may be subject to “bail-in” risk under applicable laws or regulations whereby, if required by a financial institution’s authority, a financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted. With respect to collateral received in repurchase transactions, the Fund may have significant exposure to financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

Short-Term Investing Risk: For temporary defensive purposes, the Adviser may decide to suspend the normal investment activities of the Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a temporary defensive strategy, the Fund may not be following its stated objectives and may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal investment strategies.
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Account Policies And Features
The following information is intended to help you understand more fully how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Shares

How Are Shares Priced?
You pay no sales charges (“loads”) to invest in shares of the Fund. Your share price is the Fund’s NAV, which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Shares will generally not be priced on the days on which the NYSE is closed for trading. The Fund’s investments are valued based on market value, or where market quotations or pricing service prices are not readily available, based on fair value calculated according to procedures adopted by the Board of Trustees. The Fund may also fair value price if the value of a security it holds has been materially affected by significant events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly happens with foreign securities, but it may also occur with domestic securities.

Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments, as well as the same or similar events that may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to, corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, fair valuation involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value assigned to a particular security is accurate.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as “valuation designee” to perform the Fund’s fair value determinations, subject to Board oversight and other requirements. Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV. You may not be able to redeem or purchase shares if the Fund is affected during these times.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses). However, investments in ETFs are valued at their last sale price or official closing price at the principal exchange or system on which they traded. If no sale occurs, these investments will be valued at the last bid price.

Certain short-term securities may be valued at amortized cost, which approximates fair value.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the NYSE and/or the bond markets do not open for business, the Fund may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. In addition, on any business day when SIFMA recommends that bond markets close early, the Fund reserves the right to close at or prior to the SIFMA
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recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. To learn whether the Fund is open for business during an emergency situation, please call 1-800-995-6365.

How to Calculate NAV
NAV =	(Value of Assets) – (Liabilities)
Number of Outstanding Shares

What Is The Minimum Investment For The Fund?
	Initial Investment	Additional Investments
Regular account	$1,000	$250
Automatic investment account	$500	$50/month
Individual retirement accounts (except SEP, SIMPLE IRAs and Mandatory Rollovers), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans,	$1,000	$250
SEP and SIMPLE IRAs	$50	$50/month

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?
For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co. LLC, SS&C Global Investor & Distribution Solutions, Inc. and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regular account	$250	$100
Automatic investment account	$100	$25/quarter
Individual retirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter

How Do I Buy Shares?
The following section describes features and gives specific instructions on how to purchase Fund shares directly from The Commerce Funds. See “General Policies” for a description of The Commerce Funds’ excessive trading policies. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider The Following Features To Customize Your Account:
• Making Automatic Investments: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

• Using Dollar Cost Averaging: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.
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2. Contact The Commerce Funds To Open Your Account:
By Mail:

Complete an account application. Mail the completed application and a check payable to The Commerce Funds to:
The Commerce Funds
c/o Shareholder Services
P.O. Box 219525
Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

• Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

• If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

How Do I Add To My Commerce Funds Account?
To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:
State Street Bank and Trust Company, with these instructions:
— ABA #011000028
— DDA #99042814
— Beneficiary: Commerce Funds
— Your name and address
— Your social security or tax ID number
— Name of the Fund
— Your new account number

What Are My Options For Changing My Investment Within The Commerce Funds?

• Exchanging Shares From Fund To Fund: As a shareholder, you have the privilege of exchanging your shares for shares of any other Commerce Fund. Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the SEC. Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring. In addition, please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

• Making Automatic Exchanges: You may request on your account application that a specified dollar amount of shares be automatically exchanged for shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.
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• Cross Reinvesting Of Distributions: You may invest dividend or capital gain distributions from one Fund to another Fund. If you elect to reinvest the distributions paid by the Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes.

Redeeming Shares

You May Sell Shares At Any Time: Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days. Please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

Receipt Of Proceeds From A Sale: Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges. Written requests to sell shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of the Fund on behalf of its clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. Consider Using An Automated Redemption:

• Making Automatic Withdrawals: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2. Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:
Write a letter to us that gives the following information:
— names of all account owners
— your account number
— the name of the Fund
— the dollar amount you want to redeem
— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to:
The Commerce Funds
c/o Shareholder Services
P.O. Box 219525
Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by
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wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:
Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

In Person:
You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?
You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To purchase shares by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the appropriate box on your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies
Dividend and Distribution Policies: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:
(1) reinvest all dividend and capital gain distributions in additional shares,
(2) receive dividend distributions in cash and reinvest capital gain distributions in additional shares,
(3) receive all dividend and capital gain distributions in cash, or
(4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

Fund	Monthly Dividends	Quarterly Dividends*	Annual Dividends	Net Realized Capital Gains**
MidCap Value		X		X

* Quarterly dividends are both declared and paid at the end of each calendar quarter month.
** The Fund declares and distributes net realized capital gains annually (December).
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The Commerce Funds Reserves The Right To:
• In-Kind Purchases: The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. See the Statement of Additional Information for further information about the terms of these purchases.

• In-Kind Redemptions: The Trust reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Fund. See the Statement of Additional Information for further information about the terms of these redemptions.

• Automatic Redemption: Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

• Suspension/Delay in Payment: Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

• Reject Purchases: Reject a purchase for shares of the Fund. If this happens, the Fund will return any money received but no interest will be paid on that money.

• Excessive Trading Policies: Without notice, The Commerce Funds may stop offering shares of the Fund, reject or restrict any purchase order (including exchanges), or bar an investor, including transactions accepted by a financial intermediary, who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of the Fund. In accordance with the policy and procedures adopted by the Board of Trustees, The Commerce Funds discourage market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. To minimize harm to the Fund and its shareholders (or the Adviser), the Fund (or the Adviser) will reject purchase or exchange orders if, in the Fund’s (or Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Fund (or the Adviser), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund or its shareholders or would subordinate the interests of the Fund or its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Commerce Funds and the Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

Pursuant to the policy adopted by the Board of Trustees, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews information provided by the Transfer Agent, SS&C Global Investor & Distribution Solutions, Inc. and other sources, on behalf of the Fund, relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.
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The Commerce Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in The Commerce Funds. The Fund may rely on these intermediaries’ excessive trading policies in lieu of applying the Fund’s policies. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by The Commerce Funds, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading.

Abandoned Property
Abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program
Federal law requires The Commerce Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with The Commerce Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by The Commerce Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, The Commerce Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified, (ii) refuse an investment in The Commerce Funds, or (iii) involuntarily redeem an investor’s shares and close an account if The Commerce Funds are unable to verify an investor’s identity. The Commerce Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Financial Intermediaries
Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may, to the extent permitted by applicable law, enter confirmed purchase orders on behalf of clients and customers, with payment and the order to follow no later than the Fund’s pricing on the following business day. If payment is not received by the Fund’s Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

The Adviser may make payments to financial institutions from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments are made out of the Adviser’s own assets and are not an additional charge to the Fund. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate financial institutions for, among other things, recordkeeping, shareholder communications and other administrative or marketing services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the financial institution. These payments may create an incentive for a financial institution or its employees to recommend or sell shares of a Commerce Fund. For further information, please contact your financial institution for details about payments it may receive.

Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will
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reduce the net return on an investment in the Fund. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in the Fund.

State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Fund on behalf of its Customers may be required to register as dealers.

Shareholder Servicing
The Fund has adopted a Shareholder Administrative Services Plan that permits the Fund to pay up to 0.15% of the average daily net assets of the Shares held under the plan to third parties, including the Adviser and its affiliates (“Service Organizations”), for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of the Fund’s assets on an on-going basis they will increase the cost of your investment.

These support services may include:
• assisting investors in processing purchase, exchange and redemption requests;
• processing dividend and distribution payments from the Fund;
• providing information to customers showing their positions in the Fund; and
• providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may, out of their own resources, provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information
The following is a brief summary of additional information on the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds. This discussion relates only to shareholders who are U.S. citizens or residents.

Taxes on Distributions
The Fund has elected and intends to qualify each year to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no tax on the income and gains it distributes to you. The MidCap Value Fund expects to declare and distribute all or substantially all of its net investment income, if any, to shareholders quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income other than qualified dividends are generally taxable to you as ordinary income, while distributions attributable to the net capital gain of a fund (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, no matter how long you have owned your Fund shares.
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Fund distributions to noncorporate shareholders attributable to qualified dividends received by the Fund from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate if certain other requirements are met. The amount of the Fund’s distribution that qualifies for this favorable tax treatment may be reduced by the Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

In addition, a shareholder of The MidCap Value Fund may be entitled to a 20% deduction with respect to dividends paid to the shareholder by the Fund that the Fund designates as Section 199A dividends. Section 199A dividends or “qualified REIT dividends” are ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income by the Fund that are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to pass through the special character of these dividends to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. In this case, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”

Taxes on Exchanges and Redemptions
When you redeem or exchange shares in the Fund, you will generally recognize a gain or loss for federal income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares. For shares acquired on or after January 1, 2012, the Fund is required to report your cost basis on shares redeemed or exchanged. The Fund has elected to compute the basis on an average cost basis unless you instruct us to use another approved method or choose to specifically identify your shares at the time of each sale or exchange. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable if left to accumulate in such account, provided such shares were not acquired with borrowed funds. Withdrawals from such account may be subject to tax at ordinary income tax rates or a 10% penalty if withdrawn early.

Other Information
When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Fund must withhold 24% of your taxable distributions and any redemption
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proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Service Providers
Investment Adviser and Co-Administrator: Commerce Investment Advisors, Inc. (The “Adviser”)
Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, known collectively as “Commerce,” serves as Adviser for the Fund, selecting investments and making purchases and sale orders for securities in the Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 1000 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of [June 30, 2023], the Adviser and its affiliates had approximately $[39.5 billion] in assets under management.

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement as set forth below:

Contractual Advisory Fee
First $[200] Million	In Excess of $[200] Million
[0.40]%	[0.30]%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Fund will be available in the Fund’s initial semi-annual or annual report to shareholders.
Fund Managers:

Person	Experience
Nong Lin, Ph.D, CFA	Senior Vice President Joined Commerce in 2001 Fund manager since inception 21 years of experience
Matthew J. Schmitt, CFA	Senior Vice President Joined Commerce in 2002 Fund manager since inception 28 years of experience
Joseph C. Williams III, CFA	Executive Vice President Joined Commerce in 1975 Fund manager since inception 45 years of experience

The Fund is managed by Messrs. Lin, Schmitt and Williams, each of whom is jointly responsible for making recommendations to the Fund.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Fund is available in the Statement of Additional Information.

Activities of Other Accounts Managed by the Adviser and its Affiliates
Affiliates of the Adviser engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of The Commerce Funds and/or that compete for transactions in the same types of securities, currencies and investments as the Fund. The Adviser and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of The Commerce Funds’ investment activities, therefore, may differ from those of the Adviser, its affiliates and other accounts managed by the Adviser and its affiliates. Moreover, it is possible that the Fund could sustain losses during period in
20

which the Adviser and its affiliates and other accounts achieve significant profit on their trading for proprietary or other accounts. Transactions by one or more other accounts advised by the Adviser or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of The Commerce Funds. The Adviser benefits from the use of soft dollar research and brokerage services paid for through the Fund’s brokerage commissions. For more information about conflicts of interest, see the Statement of Additional Information.

Co-Administrator: Goldman Sachs Asset Management (“GSAM” or the “Co-Administrator”)
GSAM serves as Co-Administrator of the Fund. GSAM is located at 200 West Street, New York, NY 10282. GSAM is an affiliate of Goldman Sachs & Co. LLC, the Distributor of the Fund.

Distributor: Goldman Sachs & Co. LLC (“Goldman” or the “Distributor”)
Shares of the Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 200 West Street, New York, NY 10282.

Transfer Agent: SS&C Global Investor & Distribution Solutions, Inc. (“SS&C” or the “Transfer Agent”)
SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the Transfer Agent for the Fund. SS&C is located at 2000 Crown Colony Drive, Quincy, MA 02169.

Custodian: State Street Bank And Trust Company (“State Street” or the “Custodian”)
State Street serves as the Custodian of the Fund. State Street is located at 225 Franklin Street, Boston, MA 02110.

More Information About Fees
Other Operating Expenses
The Adviser and GSAM are Co-Administrators of the Fund. Other Operating Expenses in the fee tables include a Co-Administration fee at an annual rate of 0.1375% of 1% of the average daily net assets of the Fund. Of this amount, the Adviser currently retains 0.12% of 1% of the average daily net assets of the Fund.

Financial Highlights
There is no financial information for the Fund because it is a new fund.

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SUBJECT TO COMPLETION, PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 17, 2023
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

The MidCap Value Fund
[_]

(the “Fund”)

[_], 2023

This Statement of Additional Information is not a prospectus.  It is meant to be read in conjunction with The MidCap Value Fund’s (the “Fund”) Prospectus dated [_], 2023.  Because this Statement of Additional Information is not itself a prospectus, no investment in the Fund should be made solely upon the information contained herein.  Copies of the prospectus, as well as the Fund’s Annual Report, when available, may be obtained upon request and without charge by calling 1-800-995-6365.

i

(cont’d)
Page
Liquidity Risk Management Rule	25
Options Trading	25
Writing Covered Options	25
Purchasing Options	27
Writing and Purchasing Currency Call and Put Options	28
Special Risks Associated with Options on Currency	29
Yield Curve Options	30
Pandemic Risk	31
Preferred Securities	32
Portfolio Turnover	33
Qualified Financial Contracts	33

(cont’d)

(cont’d)

(cont’d)

v

OVERVIEW OF THE COMMERCE FUNDS
The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust has nine series:  The Growth Fund, The MidCap Growth Fund, The Value Fund, The Bond Fund, The Short-Term Government Fund, The National Tax-Free Intermediate Bond Fund, The Missouri Tax-Free Intermediate Bond Fund, The Kansas Tax-Free Intermediate Bond Fund and The MidCap Value Fund.  The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994.  The Fund is advised by Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”).

 INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS
The following policies supplement the discussion of the Fund’s investment objectives and policies as set forth in the prospectus.  Investment methods described in this Statement of Additional Information are among those that the Fund has the power to utilize.  Some may be employed on a regular basis; others may not be used at all.  Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Fund is a diversified series of the Trust under the 1940 Act. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Business Continuity Risk

The Fund and its service providers (the Adviser, the Co-Administrators, the Fund Accounting and Administrative Services Agent, the Transfer Agent, the Distributor, the Custodian and the Fund’s other service providers and vendors of each (collectively, “Service Providers”)) are heavily dependent on proprietary and third-party technology, networks and related operational systems and infrastructure (collectively, “Systems”) to perform essential business functions.  Accordingly, the Fund may be negatively impacted by Systems failures arising from factors such as malfunctions in information and technology structures, human errors or misconduct arising from employees and agents, cyber security-related breaches and attacks (see “Cyber Security Risk on page [_]), inadequate or failed internal or external controls and processes, changes in personnel, the spread of infectious illness (including epidemics and pandemics), natural disasters or other events (whether foreseeable or unforeseeable) and errors caused by third-party Service Providers or trading counterparties.  Moreover, consistent with the Fund’s investment strategies, the Adviser uses various technology to support portfolio decision making for the Fund.  Data imprecision, software or other technology malfunctions, programming or modeling flaws and similar circumstances may impair the performance of such Systems, which may negatively affect the Fund’s performance.  Systems failures may also adversely affect the Fund’s ability to process shareholder transactions, price Fund investments and calculate its net asset value in a timely manner, including over a potentially extended period.  Furthermore, Systems failures may lead to reputational damage, violations of law, legal claims, regulatory fines, penalties, financial losses, reimbursement expenses or other compensation costs and remediation costs, as well as additional compliance, legal, and operational costs.  Any such events could negatively impact the Fund and its shareholders.

The Fund may incur substantial expenses in implementing and updating measures aimed at preventing or minimizing the potentially negative impact of Systems failures in the future. Although the Fund and its Service Providers may attempt to minimize Systems failures through business continuity plans, controls, testing and oversight, it is not possible to identify all of the operational and Systems risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of Systems failures.  Moreover, measures utilized by the Fund and its Service Providers to prevent or minimize the negative impact of Systems failures may not operate as intended or be sufficient to limit losses.  Additionally, although insurance and other traditional risk-shifting tools may be held by or available to the Fund in order to manage or mitigate the risks associated with Systems failures, such risk-shifting tools are often subject to terms such as deductibles, coinsurance, limits and policy exclusions, as well as the risk of counterparty denial of coverage, default or insolvency.  Accordingly, it is possible that losses incurred by the Fund as a result of Systems failures would not be covered by risk-shifting tools and may be borne entirely by the Fund and its shareholders.

In addition, the Adviser and other Fund Service Providers may experience other disruptions or operating errors that could negatively impact the Fund.  While Service Providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls.  The Adviser, through its monitoring and oversight of Service Providers, seeks to ensure that Service Providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors.  However, it is not possible for the Adviser or the other Fund Service Providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Changing Distribution Level Risk
The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds.  The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

 Convertible Securities
The Fund, to the extent consistent with its investment objectives and strategies, may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of the Fund and whether the securities are rated by Moody’s Investor’s Service (“Moody’s”), S&P Global Ratings (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security).  The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date.  At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure.  A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.  If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.  In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates.  Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.  In that case, the convertible security’s price may be as volatile as that of common stock.  Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security.  Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

Additionally, a convertible security may be subject to redemption at the option of its issuer at a price established in the convertible security’s governing instrument. If the Fund holds such a convertible security when it is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert the security into the underlying common stock, or (iii) sell it to a third party.  Any of these actions may have an adverse impact on the Fund’s ability to achieve its investment objective.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets.  For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors.  Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 Counterparty Risk
The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund.  The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed.  Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.  Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes (sometimes referred to as a “bail in” programs) adopted in the United States, the European Union (“EU”) and various other jurisdictions.  Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.  Accordingly, the Fund’s ability to mitigate exposure to such counterparties when it would otherwise choose to do so could be limited, which could adversely affect the Fund’s returns or the liquidity of its portfolio.

In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivatives transaction, the derivatives transaction would typically be terminated at its fair market value.  If the Fund is owed such fair market value following the termination of a derivatives transaction and the Fund’s claim is unsecured, the Fund would likely be treated as a general creditor of such counterparty.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  Furthermore, with respect to counterparties that are subject to bail-in regimes in the EU, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties.  Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty.  To the extent that the Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

 Custodial Receipts and Trust Certificates
The Fund may invest in custodial receipts and trust certificates if consistent with its investment objectives and strategies, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S.

Government Securities, municipal securities (“Municipal Obligations”), corporate debt securities or other types of securities in which the Fund may invest.  Custodial receipts and trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee.  As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust.  The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

 Cyber Security Risk
Information technology (“IT”) systems and digital data underlie most of the Fund’s operations and Systems.  As a result, the Fund and its Service Providers are exposed to the risk (“Cyber Risk”) that their operations and data may be compromised by internal and external cyber-security failures, breaches, ransomware attacks and/or other attacks (“Cyber Incidents”).  This could occur as a result of unintentional conduct or malicious or criminal cyber-attacks.  Cyber-attacks include, among other things, actions taken to: (i) steal, misuse or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential Fund or shareholder information, (iii) shut down the Fund or a Service Provider’s operations or website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations.  However, events arising from human error, faulty or inadequately implemented policies and procedures or other Systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Like other types of Systems failures (see “Business Continuity Risk” on page [_]), Successful Cyber Incidents may adversely impact the Fund or its shareholders or cause a shareholder’s investment in the Fund to lose value.  For instance, Cyber Incidents may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage to the Fund.  There is a trend toward broad consumer and general public notification of Cyber Incidents, which could exacerbate the harm to the Fund and their shareholders resulting from a Cyber Incident.  Cyber Incidents could also lead to violations of applicable privacy and other laws and subject the Fund and/or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.  Insurance protection and contractual indemnification provisions may be insufficient to cover these losses.  There is a risk that Cyber Incidents will not be detected.  The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk.  While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.  Similarly, while the Fund’s Service Providers have implemented policies and procedures designed to assess the strength of the cyber security measures in place at their firms and vendors that perform services for the Fund and have access to sensitive and confidential data, there can be no assurance that these policies and procedures will succeed in preventing cyber security related losses; this risk is amplified by the fact that vendors employ still other sub-vendors to perform services for the Fund indirectly.  The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers, and such third-party Service Providers may have limited indemnification obligations to the Fund or the Adviser.

Cyber Risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such issuers to lose value.

 Debt Obligations
The Fund may invest in debt securities, to the extent consistent with its investment objectives and strategies.  A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date.  Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value.  Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, Municipal Obligations, convertible securities, mortgage-backed securities (“Mortgage-Backed Securities”), and asset-backed securities.  Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities.  Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

 Inflation-Indexed Securities
Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for All Urban Consumers, or CPI-U.  Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the CPI-U accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Inflation – a general rise in prices of goods and services – erodes the purchasing power of an investor’s portfolio.  For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%.  Investors should be conscious of both the nominal and real returns of their investments.  Investors in Fund holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term.  This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of the Fund’s income distributions.  While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI-U) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation.  However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate.  Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs.  For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures.  By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

 Depositary Receipts
Depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.”  The Fund may invest in ADRs, GDRs and EDRs subject to its limitation on investments in foreign investments discussed below.  ADRs are receipts issued by a U.S. financial institution, such as a bank or trust company, evidencing ownership of underlying securities issued by a foreign issuer.  ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency.  Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.  Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets.  GDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use on the non-U.S. securities markets.  GDRs and EDRs are not necessarily quoted in the same currency as the underlying security.

While sponsored and unsponsored depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored depositary receipts generally bear all the costs of the facility.  The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.  A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer.  Accordingly, there may not be a correlation between such information and the market value of such securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees.  Unlike unsponsored depository receipts, depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.  Most ADRs are sponsored.

For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.  Thus, a depositary receipt representing ownership of common stock will be treated as common stock.  Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 Foreign Investments
The Fund may invest up to [_] of its total assets in securities issued by foreign issuers, including ADRs, GDRs and EDRs (together, “Foreign Securities”).  ADRs, GDRs and EDRs are discussed above under “Depositary Receipts.”  In considering whether to invest in Foreign Securities, the Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the U.S.  Market risk involves the possibility that stock prices will decline over short or extended periods.  Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices.  In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency.  Absent other events that could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-

denominated security in terms of U.S. dollars.  An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments.  Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability.  Moreover, clearance and settlement procedures in foreign markets may differ from those in the U.S. and, in some foreign markets, such procedures have failed to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.  Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.  Certain foreign markets to which the Fund may be exposed rely heavily on particular industries or foreign investment and may be particularly vulnerable to the imposition of economic sanctions against a country, countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.  Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.  The accounting, auditing and financial reporting standards and practices applicable to foreign companies in emerging or developing markets may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards.  Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses.

The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars.  Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s net asset value to fluctuate as well.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. To the extent that the Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.  If the Fund invests in Foreign Securities it is also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

 Investing in Europe.  The Fund may invest in euro-denominated bonds and other obligations to the extent consistent with their investment objectives and strategies.  The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone.  Changes in these factors might materially adversely impact the value of securities in which the Fund has invested.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership.  Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely.  In the recent past, several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries.  Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU.  These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Following years of negotiation and multiple deadline extensions, the UK withdrew from the EU on January 31, 2020. There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Other socio-political and geopolitical conditions in EU countries, such as the spread of infectious illness (including epidemics and pandemics), could also negatively impact the Fund’s investments.  Certain EU countries are experiencing significant rates of unemployment, high levels of public debt, aging populations and heavy regulation in certain economic sectors.  Additionally, a large inflow of migrants from the Middle East and Africa has strained some EU member states economically and politically.  European policy makers have taken steps to respond to these developments and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.  As the EU continues to grow in size with the addition of new member countries, the candidate countries’ accessions may become more controversial to existing EU members.  Some member states may repudiate certain candidate countries joining the EU due to concerns about possible economic, immigration and cultural implications. Moreover, there is an ongoing military conflict between Ukraine and Russia, which could intensify and spread to other countries.  Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively impact the value and liquidity of the Fund’s investments.

 Foreign Custody
The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

 Futures Contracts and Options on Futures Contracts
The Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return.

The Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies.  The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Adviser, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and therefore is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund.

Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodities Futures Trading Commission (“CFTC”) or on foreign exchanges.  More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC.  Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the Securities and Exchange Commission (“SEC”) or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges.  In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  Similarly, these persons may not have the protection of the U.S. securities laws.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund.  Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations.  Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

In addition, regulations that began to take effect in 2019 (“Bail-In Regulations”)  require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.  If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the financial contract may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

 Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts.  When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss.  While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so.  A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

 Hedging Strategies.  When the Fund uses futures for hedging purposes, it often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire).  The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities.  Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.  If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy.  Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the Fund may take a “long” position by purchasing futures contracts.  This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

 Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period.  As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets.  By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price.  The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase.  However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price.  Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.  The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument.  There is no guarantee that such closing transactions can be effected.  The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

 Other Considerations.  The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.
Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits to the extent set forth by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve.  In the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities are not available.  The profitability of the Fund’s trading in futures depends upon the ability of the Adviser to analyze correctly the futures markets.

 Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
The Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

See Appendix B for more information on futures transactions.

 High Yield Securities
To the extent consistent with its investment objectives and policies, the Fund may also purchase high yield securities.  High yield fixed income and convertible securities (sometimes referred to as “junk bonds” or “non-investment grade bonds”) generally are rated BB or below by S&P or Fitch Ratings (“Fitch”), or Ba or below by Moody’s (or have received a comparable rating from another NRSRO).

High yield fixed income and convertible securities are considered predominantly speculative by traditional investment standards.  The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities.  In addition, they generally present a higher degree of credit risk.  Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired.  The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities.  Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities.  Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain.  The Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors.  Accordingly, the secondary market for these securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities.  In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.  These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments.  A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity.  Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s net asset value to the extent it invests in such investments.  In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

 Hybrid Instruments
The Fund may invest in hybrid instruments to the extent consistent with its investment objectives and strategies.  Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements.  At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.  Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor that the Fund would have to consider and monitor.  Some Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

 Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid investments.  For purposes of this limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Limitations on the resale of restricted investments may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Fund’s difficulty valuing and selling restricted securities or illiquid investments may result in a loss or be costly to the Fund.

The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 (the “Liquidity Rule”), and the Board of Trustees has approved the designation of the Adviser to administer the Fund’s liquidity risk management program and related procedures.  See “Liquidity Risk Management Rule” on page [_]. Illiquid investments may include repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities that are subject to trading restrictions because they are not registered under the 1933 Act.

If otherwise consistent with its investment objective and policies, the Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  These securities will not be considered illiquid so long as the Adviser determines, under the Fund’s liquidity risk management program, that an adequate trading market exists.  The Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

 Interest Rate Swaps, Equity Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps
The Fund may enter into swap transactions for hedging purposes or to seek to increase total return.  The Fund may also enter into swap transactions to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

The Fund may enter into equity swap contracts.  Equity swap contracts permit the Fund to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable.  Equity swaps may also be used for hedging purposes and to seek to increase total return.  Equity swap contracts may be structured in different ways.  For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index or group of stocks), plus the dividends that would have been received on those stocks.  In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.  In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

To the extent that the Fund enters into equity swaps, it will do so on a net basis.  This means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of an equity swap contract or periodically during its terms.  Equity swaps normally do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  Under the Dodd Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from the Fund with respect to such derivatives.

The Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.  The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

The Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio, to shorten the effective duration of its portfolio securities and/or to hedge against fluctuations in interest rates.

Swap agreements are two party contracts entered into primarily by institutional investors.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index).  As examples, interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Written credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.  Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events.  Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement.  Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured.  However, generally the Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to an interest rate, total return, credit or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund.  The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or A or P-1 or better by Moody’s or their equivalent ratings.

Certain standardized swaps are currently subject to mandatory central clearing.  Central clearing may decrease counterparty risk and increase liquidity compared to bilateral swaps, because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap.  However, central clearing does not eliminate counterparty risk or illiquidity risk entirely.  In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap.

The use of interest rate, mortgage, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  If the Adviser is incorrect in its forecasts of market values, credit quality and interest rates the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

 Investment Companies
The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and subject to its investment objectives and strategies.  Other investment companies include, but are not limited to, all types of exchange traded funds (“ETFs”).  The Fund currently intends to limit its investments so that, as determined immediately after a purchase is made:  (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by companies controlled by the Fund.  These limits will not apply to the investment of uninvested cash balances in shares of (i) registered money market funds or (ii) unregistered money market funds that (A) limit their investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (B) undertake to comply with all the other provisions of Rule 2a-7.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Rule 12d1-4 under the 1940 Act permits the Fund to invest in other investment companies beyond the statutory limits, without obtaining an exemptive order from the SEC, subject to certain conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

As a shareowner of another investment company, the Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.  Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System.  An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  Certain ETFs traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.  In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds:  (i) the market price of the ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers”  (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF.  To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit.  Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.  The Fund may sell ETF shares through a broker-dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF.  Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

 Large Fund Investor Risk

The Fund may from time to time sell a substantial amount of its shares to relatively few investors or a single investor, or third parties.  Sales to and redemptions from large investors may be very substantial relative to the size of the Fund and carry potentially adverse effects.  While it is not possible to predict the overall effect of such sales and redemptions, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell a substantial amount of its portfolio securities to facilitate a redemption, in either case, at a time when the Fund would otherwise prefer not to invest or sell, such as in an up market or down market, respectively.  Such transactions may also increase the Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences to investors.  The Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid securities (securities that may be unable to sell at a favorable time or price).  Because the expenses and costs of the Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.  In addition, in the event of a Fund proxy proposal, a large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders.  If the Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

 Lending Securities
Although the Fund does not currently plan to do so, the Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned.  Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumen-talities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.”  When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.  Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of the Fund’s total assets (including the value of the collateral received for the loan).  There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

 Liquidity Risk Management Rule
Pursuant to the Liquidity Rule under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. The Fund has implemented a liquidity risk management program and related procedures to identify and monitor illiquid investments pursuant to the Liquidity Rule.  In connection with the implementation of the Liquidity Rule and the Fund’s liquidity risk management program, the term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security.  If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

 Options Trading
 The Fund may purchase put and call options and may write covered call and covered put options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest, which will be listed on a national securities exchange and issued by the Options Clearing Corporation.  In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased on any securities in which it may invest or options on any securities index consisting of securities in which it may invest.  The Fund may also, to the extent it invests in foreign securities, purchase put and call options on foreign securities.  The aggregate value of securities subject to options written by the Fund will not exceed [_]% of the Fund’s net assets.  Notwithstanding the foregoing, the Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of the Fund.

 Writing Covered Options.  A call option written by the Fund obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date.  Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option.  If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option.  The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option.  The Fund can also repurchase the call option prior to the expiration date, ending its obligation.  In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund.  All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below.  The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone.  However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below.  The purpose of writing such options is to generate additional income for the Fund.  However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration  upon conversion or exchange of other instruments held by it.  A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.  A put option is also covered if the Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option.  Such purchases are referred to as “closing purchase transactions.”

The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration  upon conversion or exchange of other securities held by it.  The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates.  The successful use of options for hedging purposes also depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.  If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.  The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

 Purchasing Options.  The Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.  The Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies.  In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest.  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period.  The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period.  The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities or other instruments.  Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments that it does not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

 Writing and Purchasing Currency Call and Put Options.  The Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.  The Fund may also use options on currency to cross hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation.  As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  If an option that the Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
A call option written by the Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  A put option written by the Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date.  The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written.  Such purchases are referred to as “closing purchase transactions.”  The Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Fund may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted.  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period.  The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”).  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period.  The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return.  The Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone.  However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency.  Also, when writing put options, the Fund accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency.  The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs.  Otherwise the Fund would realize either no gain or a loss on the purchase of the call option.  Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies that they do not own.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs.  Otherwise, the Fund would realize either no gain or a loss on the purchase of the put option.

 Special Risks Associated with Options on Currency
An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  For some options no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options.  If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities.  Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.
The amount of the premiums that the Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
 Yield Curve Options.  The Fund may enter into options on the yield “spread” or differential between two securities.  Such transactions are referred to as “yield curve” options.  In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.  Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The Fund may purchase or write yield curve options for the same purposes as other options on securities.  For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities.  The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities.  The trading of yield curve options is subject to all of the risks associated with the trading of other types of options.  In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by the Fund will be “covered.”  A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options.  Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund.  Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.  Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate.  Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options.  These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options.  The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers.  Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Fund’s Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

 Pandemic Risk
The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally.  The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.  These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility.  The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.  In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems.  This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and the Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, their portfolio and assets are protected.  However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, the Adviser and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Adviser relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates.  Certain of those policy changes are being implemented in response to the COVID-19 pandemic.  Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effects of these policies are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

 Preferred Securities

To the extent consistent with its investment objectives and strategies, the Fund may invest in preferred securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

 Portfolio Turnover
The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Fund turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.  Higher portfolio turnover rates could hinder performance due to higher expenses and increase taxes realized by the Fund.
 Qualified Financial Contracts
Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.
 Ratings of Securities
Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated.  Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Adviser will consider such an event in conjunction with the Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Fund may invest.
 Real Estate Investment Trusts
The Fund may invest in shares of real estate investment trusts (“REITs”), consistent with its investment objectives and strategies.  REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Code.  The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to “qualified REIT dividends” (defined in Code Section 199A(e)(3) as any dividend from a REIT that is not a capital gain dividend or qualified dividend income). Under Treasury regulations a regulated investment company such as the Fund may pay a dividend to its shareholder that is attributable to the regulated investment company’s receipt of qualified REIT dividends and the shareholder can treat the receipt of such dividend in the same or a similar manner as the manner in which the shareholder would treat the qualified REIT dividend as if the shareholder realized it directly.  In other words, a regulated investment company shareholder will be eligible for the 20% deduction with respect to dividends paid by the regulated investment company that the regulated investment company designates are attributable to qualified REIT dividends.  Such dividends are referred to as Section 199A dividends.

Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

 Repurchase Agreements
The Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price.  The seller must maintain with the Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the Fund may be delayed or limited.

The repurchase price under any repurchase agreements described in the Fund’s Annual Report generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements are held by the Fund’s Custodian or in the Federal Reserve/Treasury book-entry system.  Repurchase agreements are considered to be loans under the 1940 Act.

The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC.  In such case, the Fixed Income Clearing Corporation (“FICC”) would become the Fund’s counterparty. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund.  The Fund would become subject to the FICC’s rules, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risk of FICC’s insolvency.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller or FICC would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of securities that it could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller or FICC may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities or FICC will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.  In addition, the Bail-In Regulations (see “Futures Contracts and Options on Futures Contracts” above on page [_]) will affect many repurchase agreements and purchase and sale contracts.

 Reverse Repurchase Agreements
The Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements.  Under these agreements, the Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price.  When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price.  The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained.  Reverse repurchase agreements involve the risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay on the repurchase date.  The Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions.  As reverse repurchase agreements are deemed to be borrowings by the SEC, the Fund is required to maintain continuous asset coverage of 300%.  Should the value of the Fund’s assets decline below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  In addition, the Bail-In Regulations (see “Futures Contracts and Options on Futures Contracts” above on page [_]) will affect many reverse repurchase agreements.

 Rights Offerings and Warrants
The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  The Fund will not invest more than 10% of its net assets, taken at market value, in warrants.  Warrants acquired by the Fund in units or attached to other securities are not subject to this restriction.

 Sector Concentration Risk
To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

 Small- and Mid-Cap Company Securities Risk
Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (large companies) but may also have more risk.  For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations.  Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams.  Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.  When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund.  In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
 Temporary Investments
The Fund may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions.  Such a position would allow the Fund to deviate from its fundamental and non-fundamental policies.  The Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term that includes, among other things, bank obligations, commercial paper and notes, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks.  Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by the Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that would have been available if the Fund was pursuing its normal investment strategies.  In addition, when the Adviser uses a defensive strategy, the Fund will not be pursuing its investment objectives.

 Trust Preferred Securities
To the extent consistent with its investment objectives and policies, the Fund may invest in trust preferred securities.  A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features.  The preferred features are that payment of interest can be deferred for a specified period without initiating a default event.  Trust-preferred securities are senior in claim to standard preferred but are junior to other bondholders.

 U.S. Government Obligations
As stated in the prospectus, to the extent consistent with its investment objectives and strategies, the Fund may invest in obligations of the U.S. Government (“U.S. Government obligations”).  Examples of the types of U.S. Government obligations that may be held by the Fund include U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration,

Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.  See “Events Related to Freddie Mac and Fannie Mae” on page [_] for more information on Freddie Mac and Fannie Mae.  The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored entities.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies, instrumentalities or sponsored enterprises in the future.  The maximum potential liability of the issuers of some U.S. Government obligations may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

U.S. Government obligations have historically involved little risk of loss of principal if held to maturity.  Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates.

 Variable and Floating Rate Instruments
The Fund may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities.  The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates.  Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based.  Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.  The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in value if interest rates decline.
Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes.  Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender.  The Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.

Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days.  Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund.  The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.
Floating rate loans may be obligations of borrowers who are highly leveraged.  Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand.  A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value.  As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate.  In addition, members of the original syndicate typically are paid a commitment fee.  In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively.  At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.  There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange.  As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.  As a result, no active market may exist for some floating rate loans.
Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected.  Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Some floating rate loans and other debt obligations are not rated by any NRSRO.  In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.
Agents.  Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions.  The borrower and the lender or lending syndicate enter into a loan agreement.  In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.
In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  Purchasers will rely on the agent to use appropriate creditor remedies against the borrower.  Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders.  The borrower compensates the agent for these services.  This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis.  The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest.  Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
Assignments.  The Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors.  The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.
Loan Participation Interests.  Purchasers of participation interests do not have any direct contractual relationship with the borrower.  Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.
Liquidity.  Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale.  Floating rate loans are not currently listed on any securities exchange or automatic quotation system.  As a result, no active market may exist for some floating rate loans.  To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.  The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective net asset value.
Collateral.  Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower.  The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan.  The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.
Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves.  Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults.  Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan.  In most loan agreements there is no formal requirement to pledge additional collateral.  There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.
In addition, most borrowers pay their debts from the cash flow they generate.  If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.
Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out.  If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws.  In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.
There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan.  On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.
Some floating rate loans are unsecured.  The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates.  The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread.  Base lending rates are generally the Secured Overnight Financing Rate (“SOFR”) , the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders.  A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.  The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.
The interest rate on benchmark-indexed floating rate loans/obligations is reset periodically typically at regular intervals ranging from 30 to one year, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change.  Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.
The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower.  The relationship between SOFR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.
Maturity.  Floating rate loans typically will have a stated term of five to nine years.  However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years.  The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders.  Prepayments cannot be predicted with accuracy.  Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.
Supply of Floating Rate Loans.  The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions.  The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued.  As a result, the floating rate loans available for purchase may be lower quality or higher priced.
Restrictive Covenants.  A borrower must comply with various restrictive covenants contained in the loan agreement.  In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow.  A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.
Fees.  Purchasers of floating rate loans may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees.  When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee.  A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan.  A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.
Other Types of Floating Rate Debt Obligations.  Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies.  These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

 When-Issued Purchases and Forward Commitments
The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time.  These transactions involve a commitment by the Fund to purchase or sell securities at a future date.  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.  The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it.  The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  The Fund may realize capital gains or losses in connection with these transactions.  For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date.  The Fund may enter into offsetting contracts for the forward sale of other securities that it owns.  Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Additionally, Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements that require the Fund to post collateral in connection with to be announced (“TBA”) transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

 Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
The Fund, consistent with its investment objective and policies, may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds.  Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.

The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.  The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.  They may also be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.  In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.  A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable.

 INVESTMENT LIMITATIONS
The Fund is subject to the investment limitations enumerated below.  Those limitations that are designated as “fundamental” may not be changed with respect to the Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares.  Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees (the “Board” and each member thereof, a “Trustee”) without shareholder approval.  In addition, the Fund’s investment objectives are fundamental and may not be changed without shareowner approval.  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated below must be reduced to meet such limitations within the period required by the 1940 Act.

Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

The Fund, as a matter of fundamental policy, may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry; and with respect to 75% of the Fund’s total assets, the Fund may not: (i) invest more than 5% of the Fund’s total assets in the securities of any one issuer; and (ii) hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.
2. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.
3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest shall not be deemed to be the making of a loan, and except further that the Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).
4. Borrow money, issue senior securities or pledge its assets, except that the Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings.  The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.
5. Purchase securities on margin, except that (i) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) the Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or to the Fund’s transactions in securities on a when-issued or forward commitment basis.
6. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.
With respect to the fundamental policy relating to concentration set forth in Fundamental Investment Limitation 1 above, the 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration.  It is possible that interpretations of concentration could change in the future.  In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, FT Interactive Industrial Codes, Security Industry Classification Codes, Global Industry Classification Standard, or the FactSet Industry Classification.  For the purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal place of business in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.  A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.  The Fundamental Investment Limitation 1 above will be interpreted to refer to concentration as that term may be interpreted from time to time.  The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations.  Similarly, privately issued mortgage-related securities, or any asset-backed securities will not be treated as representing interests in any particular “industry” or group of “industries.” Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.  There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.  The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

As a matter of non-fundamental policy, the Fund may not:

1. Make short sales of securities or maintain a short position, except that the Fund may make short sales against-the-box (defined as the extent to which the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).
2. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.
3. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

4. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% of the value of its net assets.
 DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters.  These filings are generally available within sixty days of the end of the Trust’s fiscal quarter.  In addition, the Trust also may make complete portfolio holdings information publicly available by posting the information on the Trust’s website (www.commercefunds.com).

The Board has adopted a portfolio holdings disclosure policy (the “Policy”), which prohibits the release of information concerning holdings (“Holdings”) or other portfolio attribution information (“Attribution Information”) that has not been made public through SEC filings or the Trust’s website.  Under the Policy, neither the Trust nor any Trust representative may solicit or accept any compensation or other consideration in connection with Holdings or Attribution Information.

The Policy provides that the Adviser’s employees may release or otherwise disclose Holdings only if:  the request is made in a writing that contains a description of the uses to be made of the information; the requestor signs a confidentiality agreement, which has been reviewed by Trust counsel and which provides in substance that the requestor will keep the portfolio holdings confidential and refrain from trading on the basis of the information received; and there is a legitimate business purpose for the disclosure.  The Policy also provides that:  with respect to securities on the investment schedule that have been sold short, if any, no specific information should be given; the schedule of investments may include market values, CUSIP numbers, ticker symbols, number of shares, etc. but not the cost basis of the securities; and the Trust’s Chief Compliance Officer will verify the Holdings as shown by the month-end or quarter-end schedule of investments.

In addition, the Adviser’s Chief Compliance Officer will approve the disclosure in advance.  The Adviser’s Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser and the Adviser’s affiliates on the other and (3) the recipient has agreed in writing to maintain the confidentiality of the undisclosed Holdings or Attribution Information.  The Adviser’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

Subject to the above restrictions, the Trust’s Holdings may be disclosed to information vendors and news agencies (e.g., Morningstar, Lipper) the next day after the Holdings are posted on the Trust’s website.

The Trust currently posts the Holdings no earlier than 10 calendar days after the end of each month.  Attribution Information, including top ten Holdings of the Fund, may be released quarterly to certain financial consultants and analysts (e.g., plan administrators, sponsors, other institutions) the next day after the Attribution Information is posted to the Trust’s website.  The Commerce Funds currently plans to post Attribution Information on its website no earlier than the 15th day following the end of the month.  Such data will generally be limited to issuer names, portfolio weightings, compositions, and other Adviser-approved Attribution Information.  Certain non-sensitive Attribution Information may be distributed immediately following month-end by the Adviser to brokers on a “when available” basis.  This information may include certain financial ratios, sector percentages, country allocation percentages, asset percentages, market capitalization, total number of holdings, duration of bonds and other Attribution Information approved by the Chief Compliance Officer.

In accordance with the Policy, the identities of those recipients who currently receive non-public Holdings information on an ongoing basis are as follows:  the Adviser and its affiliates, the Trust’s Co-Administrators, the Trust’s independent registered public accounting firm, the Trust’s Custodian and fund accounting agent, the Trust’s legal counsel, the Trust’s financial printer – RR Donnelley, the Trust’s proxy voting service – Broadridge Financial Solutions, Inc. (“Broadridge”) and the Trust’s liquidity classification agent.  Such Holdings are released on conditions of confidentiality, which include appropriate trading prohibitions.  “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).  From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Trust seeking portfolio securities trading suggestions.  In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Any waivers or exemptions under the Policy must be reviewed by the Adviser’s Chief Compliance Officer, in consultation with Trust counsel.  The Trust’s Chief Compliance Officer is required to report all disclosures of Holdings to the Board on a quarterly basis.

 PRICING OF SHARES
The net asset value per share for the Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares outstanding of the Fund.  Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio.

Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded.  If no sale occurs, securities are valued at the last bid price.  Debt securities (including government obligations) for which market quotations are readily available are valued daily on the basis of quotations furnished by an independent pricing service or provided by securities dealers.  The pricing services may use valuation models or matrix pricing, which consider yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in characteristics such as rating, interest rate and maturity date, to determine current value.  Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the time the net asset value was determined, at the last bid price.  In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in the Fund’s next determined net asset value if the Valuation Committee (as defined below), in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines.  Upon such determination the Fund utilizes a price from an independent service, if available.  The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.  The Fund’s pricing procedures provide that brokers or dealers from which quotes are obtained in accordance with the procedures should be selected from a broker on the approved broker listing by the Adviser based on coverage capabilities and, when possible, should exclude the broker that sold the security to the Fund.

Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using procedures approved by the Board.  Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to make all necessary determinations of fair value.  The Adviser, as valuation designee, as established a “valuation committee” (the “Valuation Committee”) to undertake the day-to-day responsibility for implementing, performing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. Pursuant to Rule 2a-5 and the Valuation Procedures, the Board receives reports and other information in order to exercise oversight over the fair valuation determinations. To assess the continuing appropriateness of pricing sources and methodologies, the Valuation Committee regularly performs price verifications and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

The value of the Fund’s portfolio securities that are traded on stock exchanges outside the U.S. are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors pursuant to the fair valuation procedures.  Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time.  In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the prospectus).  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days.  The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Valuation Committee, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
 Additional Purchase Information
Shares of the Fund are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co. LLC, acting as agent for The Commerce Funds.  Shares of the Fund are sold to investors at the net asset value next determined after a purchase order is received.

Payment for shares of the Fund may, in the discretion of The Commerce Funds, be made in the form of securities that are permissible investments for the Fund as described in the prospectus.  For further information about this form of payment, contact the Transfer Agent.  In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

 Additional Redemption Information
Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time.  If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

In addition to the situations described in the prospectus under “Redeeming Shares,” The Commerce Funds may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided in the prospectus.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received, plus any applicable redemption fee.  The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

The Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act.  In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash.  Redemption in kind is not as liquid as a cash redemption.  Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

 PROXY VOTING
The Board, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser in its capacity as investment adviser.  Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Fund, to assess appropriately each proxy issue.  The Proxy Voting Policy includes, but is not limited to, the Adviser’s proxy policies with respect to:  the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues.  Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year as well as conflicts of interest involving proxy voting.

In addition, Commerce has engaged Broadridge to obtain, vote and record proxies in accordance with the Adviser’s Proxy Voting Policy.  The Adviser directs Broadridge how to vote the proxies through proxy guidelines.  Broadridge will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines.  Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies.  However, if any conflicts do arise, the Proxy Voting Committee may consider engaging an independent third party to vote the proxy or take other measures to mitigate the conflict.

The following is a brief summary of some of the more significant proxy guidelines provided to Broadridge by the Adviser on behalf of the Fund:

 Board of Directors

The Adviser will generally vote in support of management’s nominees for the board of directors; however, they may choose not to support management’s proposed board if circumstances warrant such consideration.

 Changes to Capital Structure
The Adviser generally votes for management proposals to increase or decrease common stock.  The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares.

 Corporate Governance
The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; and adopt a declassified board.  The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills). The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against management proposals to eliminate shareholders’ right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

 Equity Compensation Plans
The Adviser votes for well-crafted equity-based compensation plans that reward pay for performance and are both fair and competitive.  The Adviser generally votes for management proposals to adopt stock incentive plans, including those for non-employee directors, and to adopt employee stock purchase plans.  However, the Adviser votes against any stock incentive or awards plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20% of the corporation’s outstanding common stock or that allow the repricing of options without shareholder approval.  The Adviser will also generally vote against management proposals to accelerate the vesting of outstanding awards or that allow for grants of reloaded stock options.

 Shareholder Proposals
The Adviser generally votes for shareholder proposals that seek to increase board independence, support majority voting to elect directors and eliminate or reduce supermajority charter or bylaw provisions.  The Adviser will also generally vote for shareholder proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors.  The Adviser generally votes for the elimination of antitakeover devices such as poison pills and classified boards.  The Adviser will vote against shareholder proposals to:  request that the chairman of the board be chosen from the non-employee directors; and restrict executive officer or director compensation.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Fund’s website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

Information regarding how the Adviser voted proxies relating to portfolio securities held by The Commerce Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Fund’s website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

 CODE OF ETHICS
The Trust, Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act and the Investment Advisers Act of 1940, as applicable, that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Fund.

 DESCRIPTION OF SHARES
Under the Fund’s Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish.  The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate.  The Trustees may issue fractional shares and shares held in treasury.  Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds.  The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund.  The underlying assets of the Fund will be segregated on the books of account.

The Fund currently offers one class of shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion.  All shares issued as described in the prospectus will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series.  Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares.  Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.  Under the Trust’s Bylaws and Declaration of Trust, the courts located in the state of Delaware will be the exclusive forum of choice for resolution of claims against the Trust, the Trustees or the officers of the Trust.

The Trustees shall also have full power and authority, without shareholder approval, to sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration.  The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests.  In the alternative, the Trustees may, without shareholder approval, sell and convert into money all of the assets of The Commerce Funds or any series.  After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter.  Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable.  The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes.  Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.  There shall be no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy or in any manner provided for in the by-laws of the Trust.  A proxy may be given in writing, by telefax, or in any other manner provided for in the by-laws of the Trust.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote.  Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act.  Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting.  One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class).  Any action that may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board.

When used in the prospectus or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or the Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee.  A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Statutory Trust Act shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

NOTICE: Under Section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares.  Texas shareholders who wish to appoint a representative should notify the Trust by writing to The Commerce Funds, c/o Shareholder

Services, P.O. Box 219525, Kansas City, MO 64121-9525 or by calling 1-800-995-6365 to obtain a form for providing written notice to the Trust.

 ADDITIONAL INFORMATION CONCERNING TAXES
The following summarizes certain additional tax considerations generally affecting the Fund and its shareowners that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  This discussion relates only to shareholders who are U.S. citizens or residents.  There may be other tax considerations applicable to particular shareholders.  Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this Statement of Additional Information are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Statement of Additional Information and relate only to shareholders who are U.S. citizens or residents.  Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

 Federal Taxes
The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners.  As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareowners in accordance with certain timing requirements of the Code.

There are certain tax requirements that the Fund must follow in order to avoid federal taxation.  In their efforts to adhere to these requirements, the Fund may have to limit their investment activities in some types of instruments.  Qualification as a regulated investment company under the Code generally requires, among other things, that (1) the Fund derives at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and net income from qualified publicly traded partnerships (the “90% gross income test”); and (2) the Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated  investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the  outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in  the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year.  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareowners in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any.  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  The Fund intends to make distributions sufficient to meet these requirements.

If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareowners will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund may make distributions of ordinary income, capital gains, or some combination of both.  The Fund may also make distributions of returns of capital.  Distributions that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares (but not below zero); any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”). The Fund may also make distributions of “qualified REIT dividends”. “Qualified REIT dividends” are ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to report the special character of “qualified REIT dividends” provided both the Fund and the shareholder meet certain holding period requirements.

Amounts reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. Any foreign withholding taxes could reduce the Fund’s distributions paid to you.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income.  In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares, to the extent possible.

Dividends and distributions from the Fund may be subject to state and local taxes.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward indefinitely to offset future capital gains to the extent permitted by the Code and applicable tax regulations, and retain their tax character as either short-term or long-term until used by the Fund.  As of the date of this SAI, the Fund has not commenced operations and does not have capital loss carryforwards as of the end of the last fiscal year.

 MANAGEMENT OF THE COMMERCE FUNDS
 Trustees and Officers of the Trust
The Board is responsible for the management of the business and affairs of the Trust.  The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds office for an indefinite term until the earliest of:  (a) the election of his successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.

Each officer holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date an officer dies, resigns or is removed by the Board in accordance with the Trust’s by-laws; or (c) the Trust terminates.

 Trustee Experience
The Board believes that each Trustee is qualified to serve as a Trustee of the Trust. The Board and Nominating Committee, which are responsible for nominating all Independent Trustees, consider various criteria from time to time with respect to Trustee candidates. In general, the Board and Nominating Committee seek to balance diverse experience, skills, attributes and other factors, all of which allow the Board to function efficiently and in the best interests of shareholders. Among other things, the Board and Nominating Committee consider a Trustee candidate’s education, professional training, standing in the community, public service, academic and professional positions, experience with other boards of public companies, non-profit work, evidence of leadership and similar attributes. The Board and Nominating Committee believe that diversity in backgrounds, gender, age, race, experiences, views, industries and management roles among Board members benefits the Trust. The Board and Nominating Committee consider these factors in evaluating Board composition, but have not adopted any specific policy in this regard. A Trustee candidate’s commitment to participation in Board and committee meetings is also important.

In addition, each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board, and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. Information about each Trustee’s specific experience, skills, attributes and qualifications, which were considered by the Board, are set forth below.

Independent Trustees.

Scott D. Monette.  Mr. Monette is the Chief Executive Officer of Big Heart Wines LLC, a position he has held since 2013. He was previously the Chief Financial Officer of Ralcorp Holdings, Inc. from 2011 to 2013, and Corporate Vice President, Treasurer and Corporate Development Officer at Ralcorp from 2001 to 2011. Mr. Monette has served on the board of Vi-Jon, Inc. and Good for Schools, Inc. since 2020.  He has served on the board of Spartan Light

Metal Products, Inc. since 2014 and is a Certified Public Accountant and Chartered Financial Analyst. He has served as an Independent Trustee of the Trust since August 2017.

James G. Morris.  Mr. Morris retired from KPMG LLP in September 2012 after having served as Partner-in-Charge of the financial services practice of the firm’s Kansas City office. Mr. Morris joined the KPMG in 1976 (when it was known as Peat Marwick Mitchell & Co.) as an auditor and was promoted to Partner in 1988. At KPMG, Mr. Morris served a wide range of financial services clients, including banks, thrifts, mortgage companies, investment advisors and real estate companies. He has served as a member of the board of Capitol Federal Financial Corporation, a bank holding company, since 2012. He has served as an Independent Trustee of the Trust since February 2023.

Charles W. Peffer.  Mr. Peffer was a Partner at KMPG LLP for more than 20 years, including seven years as a Managing Partner. He is a Certified Public Accountant. He has extensive board and audit committee experience through his service on the boards of Lockton, Inc., Garmin Ltd., Sensata Technologies Holding N.V. and HD Supply Holdings, Inc. Mr. Peffer has served as an Independent Trustee of the Trust since 2003.

Erika Z. Schenk. Ms. Schenk is the General Counsel and Vice President of Compliance at World Wide Technology, Inc., a position she has held since 2014. Before joining World Wide Technology, Ms. Schenk was Senior Counsel at The Boeing Company from 2011 to 2014. She has held numerous leadership positions during her more than 20 years practicing law, including serving as a partner at Bryan Cave LLP where she also served as co-leader of the Commercial Practice Team from 2005 until 2010, and then sole leader of that team until 2011. She has served on the board of Forest Park Forever since 2014, the Association of Corporate Counsel since 2017, the Missouri Historical Society since 2019 and Charter Plus from 2016 to 2019. Ms. Schenk has served as an Independent Trustee of the Trust since August 2017.

Interested Trustees.

J.-J. Landers Carnal. Mr. Carnal was the President of Commerce Investment Advisors, Inc. (“CIA”) from 2008 to 2023 and a member of its board of directors since 2001. He has also served as Executive Vice-President of Commerce Trust Company (“CTC”) since 2000 and as Senior Advisor to the CEO of CTC since 2021. From 2001 until 2021, Mr. Carnal also served as Chief Investment Officer for both CIA and CTC. Prior to joining CTC, Mr. Carnal served as President and Chief Investment Officer of Boatmen’s Capital Management, Inc., a wholly owned subsidiary of Bank of America. Mr. Carnal is a Chartered Financial Analyst and holds the Series 65 Uniform Investments Advisor Law License. Mr. Carnal has served as a trustee of the Trust since November 2021.

V. Raymond Stranghoener.  Mr. Stranghoener was the Non-Executive Chairman and former CEO of CTC from 2018 to 2022. He served as the Chairman and CEO of CTC from 2016 to 2018, and prior to that served as the President and CEO from 1999 to 2016. He served as the Executive Vice President of Commerce Bancshares, Inc. (“Commerce Bancshares”) from 2018 to 2022. Before joining CTC, Mr. Stranghoener spent six years in the banking industry, where he was the head of Bank of America’s private bank in Missouri as well as Executive Vice President, General Counsel and Secretary for Boatmen’s Trust Company. Before entering the banking business, he spent 17 years at the law firm Bryan Cave LLP in St. Louis, where he served individual and business clients, particularly business owners, with specialties including private company practice, estate planning, tax and general corporate work. Mr. Stranghoener has served as a Trustee of the Trust since February 2018.

Name, Address and Year of Birth	Position(s) Held with The Trust	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[2] Overseen	Other Directorships Held During Past 5 Years[3]
INDEPENDENT TRUSTEES
Scott D. Monette c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1961	Trustee	Since 2017	Chief Executive Officer, Big Heart Wines LLC, since 2013; Director, Spartan Light Metal Products, Inc., since 2014; Chief Financial Officer, from 2011 to 2013, Corporate Vice President, Treasurer and Corporate Development Officer, from 2001 to 2011, Ralcorp Holdings, Inc. (food manufacturing).	8	None
James G. Morris c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1953	Trustee	Since February 2023	Retired. Former Partner of KPMG LLP, from 1988 until September 2012.	8	A member of the Board of Directors of Capitol Federal Financial Corporation (bank holding company) since 2012.
*Charles W. Peffer c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1947	Lead Independent Trustee	Since 2003	Retired. Former Partner and Managing Partner of KPMG LLP, from 1979 until September 2002.	8

Director, Garmin Ltd. (aviation and consumer technology), since 2004; Director, NPC International Inc. (restaurant and business), from 2006 to December 2011 and from 2012 to 2018; Director, Sensata Technologies Holding N.V. (sensors and control systems for various manufacturing products), since 2010; Director, HD Supply Holdings, Inc. (industrial distributor of products and services in North America), since 2013.

Erika Z. Schenk c/o The Commerce Funds 1000 Walnut Street	Trustee	Since 2017	General Counsel and Vice President of Compliance, World Wide Technology,	8	None

Kansas City, MO 64106 Year of Birth: 1972	Inc., (technology solutions and services) since 2014; Senior Counsel, The Boeing Company (aerospace manufacturing), from 2011 to 2014.
INTERESTED TRUSTEES
**J.-J. Landers Carnal c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1956	Chair of the Board	Since 2021	President of Commerce Investment Advisors, Inc. (CIA) from 2008 to 2023, CIA Chief Investment Officer from 2001 to 2021, Executive Vice-President of Commerce Trust Company (CTC) since 2000, Senior Advisor to the CEO of CTC since 2021, CTC Chief Investment Officer from 2001 to 2021.	8	A member of the CIA board of directors since 2001
***V. Raymond Stranghoener c/o The Commerce Funds 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1951	Trustee	Since 2018	Executive Vice President of Commerce Bancshares, from 2018 to 2022; Non-Executive Chairman, from 2018 to 2022, Chairman and CEO, from 2016 to 2018, President and CEO, from 1999 to 2016, Commerce Trust Company.	8	None

1  Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date a Trustee dies, resigns or is removed by at least two-thirds of the Board in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Trust (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the Trustee attains the age of 75 years, unless the Board, in its discretion, votes to retain a Trustee; or (d) the Trust terminates.
2  The “Fund Complex” consists of the Trust.
3  Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
* Mr. Peffer serves as an independent director of Lockton Inc. (“Lockton”), a privately owned company (since 2013). Lockton serves as the Fund’s insurance broker. Commerce Bancshares, parent company of the Adviser, pays Lockton an annual fee for insurance brokerage services provided to both the Commerce Trust Funds and Commerce Bancshares in the amount of approximately $367,196 (the “Transaction”). The Transaction is not considered material to Lockton or Commerce Bancshares, and Mr. Peffer is not considered to have a material business relationship with either the Adviser or the Trust under the 1940 Act as a result of the Transaction.
** Mr. Carnal became Chairman of the Board effective January 1, 2023. He is an interested person of the Trust because he served as the President and Director of the Adviser within the past two years.

***Mr. Stranghoener served as Chairman of the Board until January 1, 2023. He is an interested person of the Trust because, within the past two years, he served as the Non-Executive Chairman of an affiliate of the Adviser and Executive Vice President of the parent company of the Adviser. In addition, Mr. Stranghoener owns shares of Commerce Bancshares.

OFFICERS Name, Address and Year of Birth	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
William R. Schuetter Commerce Investment Advisors, Inc. 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1960	President	Since 2008

Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001; Director, Commerce Investment Advisors, Inc., since April 2008; Senior Vice President, Commerce Bank, since 2012; Vice President, Commerce Bank, from 1998 to 2012; President, The Commerce Funds, since May 2008.

Laura Spidle Commerce Investment Advisors, Inc. 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1969	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Since 2017

Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2017; Compliance Manager, 2004-2017, Investment Accounting Manager, Senior, 2003-2004, Investment Accounting Manager, 1999-2003, American Century Investments.

Jeffrey Bolin Commerce Investment Advisors, Inc. 1000 Walnut Street Kansas City, MO 64106 Year of Birth: 1967	Vice President and Assistant Treasurer	Since 2020

Vice President and Business Manager, The Commerce Funds, since November 2013; Vice President and Business Manager, Commerce Investment Advisors, Inc., since March 2012; Assistant Vice President and Business Manager, The Commerce Funds, from November 2008 to November 2013; Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc., November 2008 to March 2012.

Peter W. Fortner Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302 Year of Birth: 1958	Chief Accounting Officer and Treasurer	Since 2007

Vice President, Goldman Sachs & Co. LLC, since July 2000; Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000; Treasurer of the Goldman Sachs Philanthropy Fund since September 2019; Treasurer of Ayco Charitable Foundation since September 2020.

Melissa O. Fragapane Goldman Sachs & Co. LLC Plumtree Court, 25 Shoe Lane London EC4A 4AU United Kingdom Year of Birth: 1991	Assistant Secretary	Since 2021	Vice President and Senior Counsel, Goldman Sachs Asset Management, since September 2018; Associate, Dechert LLP, September 2015 to August 2018.
Ericka Sieger Goldman Sachs & Co. LLC	Assistant Treasurer	Since 2021	Vice President, Goldman Sachs Asset Management, since May 2016.

222 South Main Street Salt Lake City, UT 84101-2174 United States Year of Birth: 1991

Leadership Structure
The Board is currently composed of six Trustees, four of whom are Independent Trustees and two of whom are Interested Trustees. The Chairman of the Board, Mr. Carnal, is an Interested Trustee.  The Chairman presides over Board meetings and works with the Lead Independent Trustee to set the Board’s agenda.  He also interacts with management and counsel to the Independent Trustees and the Trust between meetings.

Mr. Peffer serves as the Board’s Lead Independent Trustee.  The Lead Independent Trustee performs a number of functions, including helping to set the agenda for the Board meetings, presiding over meetings of the Independent Trustees and advising the Chairman on the quality, quantity and timeliness of the flow of information from management that is necessary for the Independent Trustees to perform their duties effectively and responsibly.

Each Trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business.

The Trustees believe that having Mr. Carnal serve as the Chairman brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Trustees believe that having Mr. Peffer serve as the Lead Independent Trustee further protects the interests of shareholders.

The Trustees believe that frequent meetings of the Independent Trustees, including in executive session with independent counsel, help the Trustees manage conflicts of interest among Fund affiliates and provide for oversight of the Fund’s Service Providers. The Independent Trustees regularly hold meetings in executive session with themselves as well as third parties, such as the Trust’s auditors and chief compliance officer (“CCO”). The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

 Board and Committee Meetings
During the fiscal year ended October 31, [   ], the Trustees met for [   ] regularly-scheduled Board meetings and one special meeting. Each of the Trustees at the time attended [100]% of the meetings of the Board.

The Board has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the four Independent Trustees (Messrs. Monette, Morris and Peffer and Ms. Schenk). There were [   ] formal meetings of the Nominating Committee during the fiscal year ended October 31, [   ]. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be sent to David W. Grim, counsel to the Trust and Independent Trustees, at 2000 K Street NW, Suite 700, Washington, D.C. 20006.

The Audit Committee consists of the four Independent Trustees (Messrs. Monette, Morris and Peffer and Ms. Schenk). Mr. Monette is the Chairman and financial expert of the Audit Committee. The purpose of the Audit Committee is, among other things, to oversee (i) the Fund’s accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Fund’s financial statements and independent audit thereof. The Committee also acts as a liaison between the Fund’s independent auditors and the Board. There were [    ] formal meetings of the Audit Committee during the fiscal year ended October 31, [    ].

The Compensation Committee is responsible for reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the four Independent Trustees (Messrs. Monette, Morris and Peffer and Ms. Schenk). There were [    ] formal meetings of the Compensation Committee during the fiscal year ended October 31, [    ].

 Risk Oversight
The Trust is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight is a part of the Board’s general oversight of the Trust and is addressed as part of every Board and certain committee meetings.  Day-to-day risk management functions are the responsibilities of the Adviser and other Service Providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  The Adviser and other Service Providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur.  The Adviser and the Trust’s other Service Providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

In addition to its general risk management oversight responsibilities, the Board also oversees the Fund’s liquidity risk management plan, as mandated by the Liquidity Rule.

The Audit Committee plays an important role in the Board’s risk oversight.  Working with the Trust’s independent registered accountants, the Audit Committee ensures that the Trust’s annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Trust’s financial position and operations.

The Trust’s CCO also plays an important role in risk management.  Currently, she reports to the Board at least quarterly regarding the following risk areas:  investment, compliance, operations, valuation, liquidity, credit, cybersecurity, business continuity and other similar risks.  In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Trust’s compliance policies and procedures.  The CCO regularly discusses relevant compliance and legal risk issues affecting the Trust during private meetings with the Independent Trustees and their counsel.  The CCO updates the Board on the application of the Trust’s compliance policies and procedures and discusses how they mitigate risk.  The CCO also reports to the Board immediately regarding any problems associated with the Trust’s compliance policies and procedures that could expose (or that might have the potential to expose) the Trust to risk.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

* * *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates.  The Trust has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Mr. Fortner holds similar positions with one or more investment companies advised by Goldman Sachs. Messrs.  Schuetter and Bolin and Ms. Spidle also serve as Senior Vice President and Chief Operating Officer; Vice President and Business Manager; and Vice President and Chief Compliance Officer, respectively, of the Adviser.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his or her fees deferred.  These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his or her deferred compensation be invested.  Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds.  Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect.  Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, [    ]:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees
J.-J. LANDERS CARNAL, Trustee and Chairman*	$[ ]	$[ ]	$[ ]
V. RAYMOND STRANGHOENER, Trustee	$[ ]	$[ ]	$[ ]
Independent Trustees
SCOTT D. MONETTE, Trustee	$[ ]	$[ ]	$[ ]
JAMES G. MORRIS, Trustee**	$[ ]	$[ ]	$[ ]
CHARLES W. PEFFER, Trustee	$[ ]	$[ ]	$[ ]
ERIKA Z. SCHENK, Trustee	$[ ]	$[ ]	$[ ]

† Fund Complex means the Trust.
*   J.-J. Landers Carnal became Chairman of the Board effective January 1, 2023. Prior to January 1, 2023, Mr. Stranghoener served as Chairman of the Board.
** James G. Morris commenced service as an Independent Trustee as of the close of business on February 16, 2023.

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of  December 31, 2022 was $691,944.42.  The Deferred Compensation Plan treats amounts invested by the Trustees as invested in Fund shares.

The Trustees beneficially owned shares of the Fund as of December 31, 2022 as indicated in the following table:

Name of Trustee	Dollar Range of Equity Securities in the Fund***	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Scott D. Monette	None	Over $100,000
James G. Morris**	None	None
Charles W. Peffer	None	Over $100,000
Erika Z. Schenk	None	$50,001-$100,000
Interested Trustees	None
J.-J. Landers Carnal	None	Over $100,000
V. Raymond Stranghoener	None	Over $100,000
*     Includes amounts that correspond to a hypothetical investment in the shares of one or more Funds pursuant to The Commerce Funds Deferred Compensation Plan. The Deferred Compensation Plan treats amounts invested by the Trustees as if they had been invested in Fund shares, though the Trustee does not directly own shares of the Fund.
**   James G. Morris commenced service as an Independent Trustee as of the close of business on February 16, 2023.
*** As of the date of this SAI, the Fund has not commenced operations.

Based on information provided by the Trustees, as of December 31, 2022, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

Because the Fund had not commenced operations prior to the date of this SAI, the Trustees and officers of The Commerce Funds as a group held less than 1% of the Fund as of the date of this SAI.

 Investment Adviser
The Fund is advised by Commerce, a direct subsidiary of Commerce Bank, and an indirect subsidiary of Commerce Bancshares, a registered multi-bank holding company.  Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with the Trust, the Adviser has agreed to manage the Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Fund’s securities.  For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Fund’s average daily net assets.  The Adviser is entitled to receive a contractual advisory fee calculated as a percentage of the average daily net assets of the Fund as set forth in the table below:

Contractual Advisory Fee

Fund	First $[200] million		In Excess of $[200] million
The MidCap Value Fund	[0.40	]%	[0.30	]%

As the Fund has not yet commenced operations as of the date of this SAI, there were no advisory fees paid to the Adviser for the last three fiscal years.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Fund’s assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the Office of the Comptroller of the Currency relating to fiduciary powers of national banks.  These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept the Fund’s shares as collateral for a loan that is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to the Fund.  Inadvertent overdrafts of the Fund’s account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Fund by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, corporate debt obligations and other securities, any of which may also be purchased separately by the Fund.  Joint purchase of investments for the Fund and for the Adviser’s own investment portfolio will not be made.  The commercial banking department of Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Fund, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by the Fund.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

 PORTFOLIO MANAGERS
The following sets forth the portfolio managers for the Fund:

Fund	Portfolio Manager(s)
The MidCap Value Fund	Joseph C. Williams, III, CFA; Nong Lin, Ph.D., CFA; Matthew J. Schmitt, CFA

 Accounts Managed by the Portfolio Managers
The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Commerce Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Joseph C. Williams, III was primarily responsible, either jointly or individually, for day-to-day portfolio management as of [      ].

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	[ ]	[ ]	[ ]	[ ]

Other Registered Investment Companies:	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles:	[ ]	[ ]	[ ]	[ ]
Other Accounts:	[ ]	[ ]	[ ]	[ ]

The table below discloses accounts within each type of category listed below for which Matthew Schmitt was primarily responsible, either jointly or individually, for day-to-day portfolio management as of [       ].

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	[ ]	[ ]	[ ]	[ ]
Other Registered Investment Companies:	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles:	[ ]	[ ]	[ ]	[ ]
Other Accounts:	[ ]	[ ]	[ ]	[ ]

The table below discloses accounts within each type of category listed below for which Nong Lin was primarily responsible, either jointly or individually, for day-to-day portfolio management as of [      ].

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
The Commerce Funds:	[ ]	[ ]	[ ]	[ ]
Other Registered Investment Companies:	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles:	[ ]	[ ]	[ ]	[ ]
Other Accounts:	[ ]	[ ]	[ ]	[ ]

 Adviser’s Material Conflicts of Interest
 Potential Conflicts Relating to the Allocation of Investment Opportunities among the Fund and Other Accounts.  The Adviser and its affiliates currently manage or advise, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation to the Adviser and its affiliates (collectively, the “Other Commerce Accounts”), that have investment objectives and strategies that are similar to those of the Fund.  The advice to those Other Commerce Accounts may compete or conflict with the advice given to the Fund, or may involve a different timing or nature of action taken than with respect to the Fund.  For example, the Fund may compete with Other Commerce Accounts for investment opportunities.
Other Commerce Accounts may wish to invest in securities or other instruments in which the Fund invests or that would be an appropriate investment for the Fund.  In determining the allocation of such opportunities among the Fund and Other Commerce Accounts, a number of factors may be considered by the Adviser or its affiliates that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the Fund and such Other Commerce Accounts.

Allocation of investment opportunities among the Fund and Other Commerce Accounts will be made by the Adviser and its affiliates in a manner that it considers, in its sole discretion, to be reasonable and equitable over time.  Allocation among accounts in any particular circumstance may be more or less advantageous to any one account.  The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Other Commerce Accounts, but not for the Fund, or are appropriate for, or available to, the Fund but in different sizes, terms or timing than are appropriate for others.  Therefore, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of Other Commerce Accounts.  Although allocating investment opportunities among the Fund and Other Commerce Accounts may create potential conflicts of interest because the Adviser may receive greater fees or compensation from such Other Commerce Accounts, the Adviser and its affiliates will not make allocation decisions based on such interests or such greater fees or compensation.

 Potential Conflicts Relating to Adviser’s and Affiliate’s Activities On Behalf of Other Accounts.  The results of the investment activities of the Fund may differ significantly from the results achieved by the Adviser or its affiliates for Other Commerce Accounts.  The Adviser and its affiliates may give advice, and take action, with respect to any current or future Other Commerce Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund.
Transactions undertaken by Other Commerce Accounts may adversely impact the Fund.  For example, one or more Other Commerce Accounts may buy or sell positions while the Fund are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.  For example, the Fund may buy a security and the Other Commerce Accounts may establish a short position in that same security.  That subsequent short sale may result in impairment of the price of the security that the Fund holds.

In addition, transactions in investments by one or more Other Commerce Accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly in, but not limited to, less liquid strategies.  This may occur when portfolio decisions regarding the Fund are based on research or other information that is also used to support portfolio decisions for Other Commerce Accounts managed by personnel of the Adviser or its affiliates that manages the Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and Other Commerce Accounts are implemented.  When Other Commerce Accounts implement a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.  The Adviser or its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Other Commerce Accounts as well as the Fund, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

The directors, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund.  To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser and Distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act and, in the case of the Adviser, in compliance with the Investment Advisers Act of 1940.  The Codes of Ethics restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.  The Codes of Ethics are available on the EDGAR Database on the SEC’s website at http://www.sec.gov.  Copies may also be obtained by electronic request to publicinfo@sec.gov.

 Potential Conflicts That May Arise When the Adviser Acts in a Capacity Other Than Investment Adviser to the Fund.  Subject to applicable law, the Fund may engage in transactions with accounts that are affiliated with the Fund because they are advised by Commerce or because they have common officers, directors or managers.  Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and another client of the Adviser to sell, or the Fund to sell and another client of Commerce to purchase, the same security or instrument on the same day.  Subject to applicable law, the Fund may also enter into cross transactions in which Commerce acts on behalf of the Fund and an affiliate acts for the other party to the transaction.  Commerce and its affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction.  For example, Commerce, its affiliates and their personnel may receive compensation or other payments from the other party to the transaction.
 Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting.  Purchases and sales of securities for the Fund may be bunched or aggregated with orders for Other Commerce Accounts.  The Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction.  Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold.  When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price.  Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Fund.  In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
The Adviser receives research products and services in connection with the brokerage services that brokers may provide to the Fund or one or more Other Commerce Accounts.  Research or other services that are paid for through the Fund’s commissions may be used to manage and benefit other accounts of the Adviser.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of the Fund, and to help ensure that such decisions are made in accordance with the Adviser’s fiduciary obligations to the Fund.  Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of favoring the interests of other clients or businesses of the Adviser and/or its affiliates.  For a more detailed discussion of these policies and procedures, see the section of this Statement of Additional Information entitled “Proxy Voting.”

 Soft Dollar Benefits.  Certain products and services, commonly referred to as “research products” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Adviser may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts.  This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.
 Portfolio Manager Compensation Structure
 Adviser.  Commerce’s compensation program for its portfolio managers is designed to be competitive with the marketplace and effective in attracting and retaining qualified personnel to manage the Fund’s assets.  Commerce’s compensation structure consists of a fixed base salary plus a variable annual cash bonus.  Certain senior portfolio managers are also eligible to receive incentive compensation in the form of options to purchase shares of Commerce Bancshares, Commerce’s parent company.  The fixed salary is based on the portfolio manager’s job grade and level of responsibility within the Adviser and its affiliate, Commerce Trust Company.  The fixed salary is not sensitive to investment performance.
The bonus structure varies somewhat by portfolio manager but generally is based on four primary components: the financial performance of Commerce’s parent company, Commerce Bancshares; the portfolio manager’s investment performance over the one-, three- and five-year periods on the accounts managed; amount of business attributable to the individual based on current revenue/amount of new business revenue generated by the individual; and/or the financial performance of the individual’s department rather than overall profitability of Commerce Trust Company.  For purposes of the investment performance factor, each portfolio manager’s performance is measured against the applicable Lipper and/or Morningstar peer groups on a one-, three- and five-year, pre-tax basis.  Incentive compensation (i.e., stock options) is based on the financial performance of Commerce Bancshares and on the individual’s level of responsibility.

Most portfolio managers are also eligible to receive a financial incentive for referrals or assists in obtaining new business.  No material differences exist between the compensation structure for mutual fund accounts and other types of accounts managed by the portfolio managers.

 Disclosure of Securities Ownership
The Fund had not commenced operations as of the date of this SAI and accordingly, the portfolio managers did not own shares of the Fund.

 CUSTODIAN, TRANSFER AGENT, ENHANCED ACCOUNTING SERVICES
State Street Bank and Trust Company (“State Street”) serves as Custodian of the Fund’s assets pursuant to a Custodian contract, as amended, with the Trust under which it has agreed, among other things, to (i) maintain a separate account in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) make periodic reports to the Board concerning the Fund’s operations; (v) provide various accounting services to the Fund; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of the Fund’s assets held by eligible foreign sub-custodians.  At the direction of the Fund, the Custodian is authorized to select one or more banks or trust companies to serve as a sub-custodian on behalf of the Fund.  State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of the Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Fund, plus a transaction charge for certain transactions and out-of-pocket expenses.

SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the Fund’s Transfer Agent and dividend disbursing agent.  SS&C is located at 2000 Crown Colony Drive, Quincy, MA 02169.  Under the Transfer Agency and Service Agreement, as amended, SS&C will, among other things, (i) receive purchase orders and redemption requests for shares of the Fund; (ii) issue and redeem shares of the Fund; (iii) effect transfers of shares of the Fund; (iv) prepare and transmit payments for dividends and distributions declared by the Fund; (v) maintain records of accounts for the Fund, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of the Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of the Fund that are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Fund to monitor the total number of shares sold in each state.

State Street also provides certain enhanced accounting and administrative services to the Fund pursuant to an Amended and Restated Enhanced Accounting and Administrative Services Agreement, as further amended.  These services include, among other things, certain financial reporting, daily compliance and treasury services.

 CO-ADMINISTRATORS
GSAM and Commerce are Co-Administrators for the Fund pursuant to a Co-Administration Agreement dated as of November 19, 2013, as amended.  GSAM is located at 200 West Street, New York, New York 10282.  GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. LLC, the Distributor of the Fund.  Under the Co-Administration Agreement with The Commerce Funds and subject to the general supervision of the Board, GSAM and Commerce provide supervision of all aspects of The Commerce Funds’ non-investment advisory operations and perform various administrative services.  The services GSAM provides the Fund includes among others: (1) serving as the Trust’s Treasurer, Chief Accounting Officer and Assistant Secretary; (2) oversight of the calculation and payment of 24f-2 fees; (3) coordinating XBRL, 24f-2, N-PX and other regulatory filings; (4) review of N-1A financial and performance information; (5) audit coordination; (6) reviewing, certifying and coordinating regulatory filings, including the Annual Financial Report, Semi-Annual Financial Report, Form N-PORT, Form N-CEN, Form N-CSR and Form N-1A; (7) participating in and coordinating certifications required by the Sarbanes-Oxley Act of 2002; (8) reviewing and maintaining the Fund’s disclosure controls and procedures; (9) performing vendor oversight of certain of the Fund’s Service Providers’ policies and procedures in conjunction with the CCO and Commerce and providing vendor assessment score cards; (10) attending Board meetings and presenting financial reports; (11) participating in Audit Committee meetings; (12) providing representation at SEC examinations, if necessary; (13) in conjunction with Commerce, overseeing the Fund’s expense budgeting process; (14) reviewing expense cap monitoring and reimbursements; (15) monitoring and reviewing Trustee Deferred Compensation; (16) monitoring Blue Sky registrations; and (17) providing the Authorized Preparer Signature for tax returns as an officer of the Fund.
The services Commerce provides the Fund include among others:  (1) serving as the Trust’s President, Chief Compliance Officer, Anti-Money Laundering Officer, Secretary and Assistant Treasurer; (2) providing review and oversight of the Annual Financial Report, Semi-Annual Financial Report, Form N-PORT, Form N-CEN and Form N-CSR; (3) preparing and reviewing N-PX filings; (4) coordinating and reviewing XBRL filings; (5) reviewing N-1A financial and performance information; (6) reviewing the Fund’s prospectus and statement of additional information and other regulatory filings; (7) audit coordination; (8) maintaining the Fund’s Liquidity Risk Management Program; (9) updating the Fund’s investment information and risks; (10) monitoring the Fund’s Service Providers’ compliance programs and reports to the Board; (11) coordinating fair value and matrix pricing; (12) coordinating and assisting in developing responses to regulatory inquiries; (13) monitoring purchases and redemptions for market timing, late trading and unusual activity and reporting to the Board; (14) monitoring all 1940 Act compliance testing and programs; (15) performing vendor oversight of certain Service Providers’ policies and procedures in conjunction with the CCO and GSAM; (16) participating in and coordinating certifications required under the Sarbanes-Oxley Act of 2002; (17) developing, publishing and coordinating Board agendas and materials; (18) providing venue and logistics for Board meetings; (19) coordinating communications and consulting with Trustees as appropriate; (20) calculating and validating service fees for third party record keepers; (21) distributing income rates and prices to vendors and servicing entities; (22) completing invoice reviews for Fund’s expenses; (23)

coordinating the Investment Company Institute relationship; (24) coordinating mailing of tax information to shareholders; (25) coordinating and reviewing investment performance updates, including commentary and publication of monthly and quarterly sheets and annual reports; (26) liaising between the Trust’s Transfer Agent and the Trust’s administrators, including assistance with account set-up, client communications and meetings; (27) maintaining the Fund’s website and updating it for compliance with applicable regulatory requirements; (28) evaluating Service Providers and coordinating RFP reviews; (29) negotiating the Fund’s insurance policies and monitoring the Fund’s insurance coverage; (30) providing daily net asset value oversight; (31) liaising between the Fund’s auditor and the Audit Committee; (32) in conjunction with GSAM, overseeing the Fund’s expense budgeting process, including the procedures and authorizations under which the Fund’s vendor makes payments; (33) in conjunction with GSAM, reviewing expense cap monitoring and reimbursements; and (34) in conjunction with GSAM, monitoring and reviewing Trustee Deferred Compensation.
Pursuant to an Amended and Restated Schedule D, dated February 20, 2020 to the Co-Administration Agreement, as amended, The Commerce Funds will pay an aggregate administrative fee payable on the last day of each month at the annual rate of 0.1375 of 1% of the Fund’s average daily net assets, allocated as follows:  (1) for the Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.0175 of 1% of the Fund’s average daily net assets; and (2) for the Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12 of 1% of the Fund’s average daily net assets.   As of the date of this SAI, the Fund has not yet commenced operations and therefore has not paid co-administration fees to either GSAM or Commerce for the last three fiscal years.

 DISTRIBUTOR
The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. LLC (“Goldman”), which acts as Distributor under the Distribution Agreement with The Commerce Funds.  Under the Agreement Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares.  Goldman is located at 200 West Street, New York, New York 10282.

 THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN
The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser’s affiliates, pursuant to the Shareholder Administrative Services Plan (the “Services Plan”).  Any new Servicing Agreements entered into by the Fund will provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of shares of the Fund in consideration for the Fund’s payment of up to 0.15% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations.  At the Trust’s option, it may reimburse the Service Organizations’ out-of-pocket expenses as well.  Such services may include:  (i) processing dividend and distribution payments from the Fund; (ii)

providing information periodically to customers showing their share positions in shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Trust.  Payments to Service Organizations vary depending on the level of services.  Amounts paid to Service Organizations for distribution-related services may not be paid under the Services Plan or out of Fund assets.  Payment for such services will be paid by the Adviser out of its own resources.  As of the date of this SAI, the Fund has not yet commenced operations and therefore has not paid shareholder services fees for the last three fiscal years.

As of December 31, 2022, Service Organizations receiving Service Plan payments include:

Ascensus
Charles Schwab
Fidelity Investments
JP Morgan
LPL Financial
MSCS Financial Services
Merrill Lynch
Mid-Atlantic Capital Corporation
Morgan Stanley
MML Mass Mutual
National Financial Services, LLC
Raymond James
Reliance Trust Company
SEI Trust Company
UBS
US Bank
Vanguard
Prudential

The Services Plan is subject to annual reapproval by a majority of the Board, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund involved.  Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of the Fund, or by the Service Organizations.  Each agreement will also terminate automatically in the event of its assignment.

The Board has concluded that there is a reasonable likelihood that the Services Plan will benefit the Fund and its shareowners.

 BROKERAGE TRANSACTIONS AND COMMISSIONS
Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.  Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.

Debt securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreement for the Fund provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of the Fund.  In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In addition, the Agreement authorizes the Adviser, subject to the prior approval of the Board, to cause the Fund to pay a broker-dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and to The Commerce Funds.  Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries and analyses of groups of stocks or bonds and their comparative earnings and yields, broad analyses of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.  While the Board has authorized the Adviser to cause the Fund to pay a higher commission for brokerage and research services than might otherwise be charged, it is currently the Adviser’s policy not to pay a higher commission for these services.

Research information received in connection with the Fund’s portfolio brokerage is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fee payable by the Fund.  The Board reviews the commissions paid by the Fund on a quarterly basis to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  The Board also reviews each research and brokerage service received by the Adviser on a quarterly basis and receives certification from the Adviser and chief compliance officer with respect to the services’ compliance with Section 28(e) of the Securities and Exchange Act of 1934.  The Board also reviews reporting on the Adviser’s best execution testing at least annually.  It is possible that certain research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.  On occasion, a broker-dealer might furnish the Adviser with a service that has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities).  Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component that assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or the Adviser’s other managed accounts, and the portion or specific component that provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

From time-to-time, Commerce may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Fund (“selling brokers”) pursuant to policies adopted by the Board.  These policies prohibit the Fund from compensating a broker or dealer for any promotion or sale of Fund shares by directing to the selling brokers the Fund’s portfolio transactions.  The prohibition also applies to indirectly compensating selling brokers through participation in “step out” or any other type of arrangement under which a portion of the Fund’s commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund.  This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

As of the date of this SAI, the Fund has not yet commenced operations and therefore no brokers effected brokerage transactions on behalf of the Fund nor provided research services, including proprietary research, in connection with brokerage transactions for the most recent fiscal year.

The Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC.  Goldman has obtained an exemptive order (the “Exemptive Order”) from the SEC that permits it to enter into principal transactions with the Fund, subject to certain conditions.  The Board has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker-dealers and other financial institutions including, in the case of agency transactions, institutions that are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC.  The Exemptive Order also permits the Fund to purchase securities during the existence of an underwriting or selling group relating thereto of which Goldman and any of its affiliates are members.

Investment decisions for the Fund are made independently from those made for the other series of the Trust and from those made for other investment companies and accounts advised or managed by the Adviser.  Such other investment companies and accounts may also invest in the same securities as the Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the prospectus) and allocated as to amount in a manner that the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Fund during the most recent fiscal year.  As of the date of this SAI, the Fund has not commenced operations and therefore did not hold securities of its regular brokers or dealers as of the most recent fiscal year.

As of the date of this SAI, the Fund has not commenced operations and therefore did not pay brokerage commissions for the last three fiscal years.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[      ] serves as the Trust’s independent registered public accounting firm.

 COUNSEL
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C., is counsel to The Commerce Funds and the Independent Trustees.

ADDITIONAL INFORMATION ON PERFORMANCE
From time to time, yield and total return of the Fund for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners.  The performance of the Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

 Yield Calculations
The Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  The Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.  This calculation can be expressed as follows:

Yield = 2 [(a-b + 1)[6] – 1]
cd

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio.  The Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula).  Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

 Total Return Calculations
The Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

P (1 + T) [n] = ERV

Where: P =	• hypothetical initial payment of $1,000.

T =	• average annual total return.

n =	• number of years.

ERV=	• ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000

• payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Fund computes its “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

T = (ERV - 1
P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account.  The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula).  The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers.  If such fees are included, performance of the Fund would have been lower.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for the Fund are included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Fund’s shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income tax due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  Note that these tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Fund’s shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  Note that these tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”).  “Compounding” refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return.  For example, in comparing the Fund’s total return with data published by such companies as Lipper, Inc. or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

In addition, the Fund may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and U.S. Treasury securities.  From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.  The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, U.S. Treasury securities and shares of the Fund and/or other mutual funds.  Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.  Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

 MISCELLANEOUS
As of the date of this SAI, the Fund has not yet commenced operations and therefore the Adviser or its affiliates do not hold of record any of the Fund’s shares as fiduciary or agent on behalf of its customers.

As of the date of this SAI, the Fund has not yet commenced operations and therefore no persons owned of record or are known by the Fund to have beneficially owned 5% or more of the outstanding shares of the Fund.

Any persons or organizations owning 25% or more of the outstanding shares of the Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund.  As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareowners of the Fund.

As used in the Statement of Additional Information and in the Prospectus of the same date, “assets belonging to a particular series of the Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund.  Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Fund.  Determinations by the Board as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

 FINANCIAL STATEMENTS
 With respect to the Fund, no audited financial statements, including any notes, nor financial highlights are incorporated by reference within this SAI because the Fund has not commenced operations as of the date of this SAI. When available, the Fund’s Annual and/or Semi-Annual report will be available upon request and without charge.

 APPENDIX A
 DESCRIPTION OF SECURITIES RATINGS
 Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market.  The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings.  The obligor’s capacity to meet its financial commitments on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

 Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

 Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term deposit ratings may be adjusted for loss severity.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1  Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

1 A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

 Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings.  The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.   A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

 Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

h	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits.  These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.  Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating.   The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments.  The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO.  The short-term demand obligation rating uses the VMIG scale.  VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support.  Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years.  If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

 About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities as well as in respect of structured finance products and instruments.  Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria.  The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst.  Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies.  They are independent of any actual or perceived conflicts of interest.  DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

 APPENDIX B
The Fund may enter into certain futures transactions.  Some of these transactions are described in this Appendix.  The Fund may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.
I.	Interest Rate Futures Contracts
Use of Interest Rate Futures Contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade.  In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.  Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes.  As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.
The Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline.  However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.
Interest rate future contracts can also be used by the Fund for non-hedging (speculative) purposes to increase total return.
Description of Interest Rate Futures Contracts.  An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities.  Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain.  If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange.  These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”).  Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Interest rate futures also may be traded on electronic trading facilities or over-the-counter.  These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper.  The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.
II.	Index and Security Futures Contracts
A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.  Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index.  In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks.  Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”).  Some futures contracts are traded on organized exchanges regulated by the CFTC.  These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF.  Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.  Futures contracts also may be traded on electronic trading facilities or over-the-counter.  These various trading facilities are licensed and/or regulated by varying degrees by the CFTC.  To the extent consistent with its investment objective and strategies, the Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).
The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline.  The Fund may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Fund will purchase index futures and security futures contracts in anticipation of purchases of securities.  A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings.  For example, in the event that the Fund expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.
Index futures and security futures can also be used by the Fund for non-hedging (speculative) purposes to increase total return.
III.	Futures Contracts on Foreign Currencies
A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars.  Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.
The Fund may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.	Margin Payments
Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.  Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.	Risks of Transactions in Futures Contracts
There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes.  One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge.  The price of the future may move more than or less than the price of the instruments being hedged.  If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures.  If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser.  Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.  It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline.  If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.
When futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets.  Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures.  Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time.  In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market.  For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.  The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Futures purchased or sold by the Fund (and related options) may be traded on foreign exchanges.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity

Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures.  In particular, the investments of the Fund in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on U.S. futures trading facilities.  In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
VI.	Options on Futures Contracts
The Fund may purchase and write options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.  As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase.  Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.
Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  See “Risks of Transactions in Futures Contracts” above.  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.	Other Matters
The Trust has filed a notice of exclusion from registration as a “commodity pool operator” with respect to the Fund under applicable rules issued by the CFTC under the Commodity Exchange Act (the “CEA”).  The Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined.  With respect to transactions other than for bona fide hedging purposes, either:  (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.  The Trust, on behalf of the Fund, is required to affirm the Fund’s “commodity pool operator” exclusion annually within 60 days of the start of the calendar year.

THE COMMERCE FUNDS

FORM N-1A

PART C. OTHER INFORMATION

Item 28.	EXHIBITS
	(a)		Trust Instrument dated February 7, 1994.[1]
	(a)	(1)	Amendment No. 1 to the Trust Instrument.[12]
	(b)		Amended and Restated By-Laws of Registrant.[12]
	(c)		Not applicable.
	(d)	(1)	Amended and Restated Advisory Agreement dated November 18, 2010 between the Registrant and Commerce Investment Advisors, Inc.[6]
		(2)	Fee Reduction Commitment dated February 22, 2011 by Commerce Investment Advisors, Inc. relating to the Value Fund.[6]
(3)

Fee Reduction Commitment dated May 22, 2012 by Commerce Investment Advisors, Inc. relating to the Growth, MidCap Growth, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, Kansas Tax-Free Intermediate Bond and Bond Funds.[7]

		(4)	Fee Reduction Commitment dated August 25, 2015 by Commerce Investment Advisors, Inc. relating to the Growth and MidCap Growth Funds.[8]
		(5)	Amended and Restated Waiver and Reimbursement Agreement dated January 22, 2016 between Registrant and Commerce Investment Advisors, Inc.[8]
		(6)	Assignment and Assumption Agreement dated May 1, 2001 among Registrant, Commerce Bank, N.A. and Commerce Investment Advisors, Inc.[5]
	(e)	(1)	Distribution Agreement between Registrant and Goldman, Sachs & Co.[1]
		(2)	Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Value Fund.[2]
		(3)	Addendum No. 2 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]
		(4)	Addendum No. 4 to Distribution Agreement between Registrant and Goldman, Sachs & Co.[8]
	(f)		Amended and Restated Deferred Compensation Plan and Forms of Agreement.[9]
	(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company.[1]

	(2)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Kansas Tax-Free Intermediate Bond Fund.[4]
(3)

Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Missouri Tax-Free Intermediate Bond Fund and National Tax-Free Intermediate Bond Fund.[4]

	(4)	Amendment dated June 28, 2001 to Custodian Contract dated December 1, 1994 between Registrant and State Street Bank and Trust Company.[5]
	(5)	Amendment dated February 8, 2019 to Custodian Contract dated December 1, 1994, as previously amended on June 28, 2001, between Registrant and State Street Bank and Trust Company.[9]
(h)	(1)	Amended and Restated Co-Administration Agreement dated February 20, 2020 among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[10]
	(2)	Amended and Restated Schedules B and C to the Co- Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[11]
	(3)	Amended and Restated Schedule D to the Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[10]
	(4)	Amended and Restated Enhanced Accounting and Administrative Services Agreement dated November 1, 2015 between Registrant and State Street Bank and Trust Company.[8]
	(5)	First Amendment to Amended and Restated Enhanced Accounting and Administrative Services Agreement dated April 9, 2018 between Registrant and State Street Bank and Trust Company.[9]
	(6)	Second Amendment to Amended and Restated Enhanced Accounting and Administrative Services Agreement dated October 8, 2018 between Registrant and State Street Bank and Trust Company.[9]
	(7)	Transfer Agency and Service Agreement between Registrant and SS&C Global Investor & Distribution Solutions, Inc. (formerly DST Asset Manager Solutions, Inc.)[10]
	(8)	Amended and Restated Shareholder Administrative Services Plan and related Servicing Agreements.[10]
(i)		Not applicable.
(j)		Not applicable.
(k)		Not applicable.
(l)	(1)	Purchase Agreement between Registrant and Initial Trustee.[1]
	(2)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[1]
	(3)	Purchase Agreement between Registrant and Commerce Bank, N.A.[1]

	(4)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[2]
	(5)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[4]
	(6)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[3]Purchase Agreement between Registrant and Goldman, Sachs & Co.[3]
(m)		Not applicable.
(n)		Not applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics for The Commerce Funds.[10]
	(2)	Code of Ethics for Commerce Investment Advisors, Inc.[13]
	(3)	Policy on GSAM Code of Ethics.[13]
(q)		Powers of Attorney.[13]

_____________
1.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 30, 1995.
2.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-lA filed on September 16, 1997.
3.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on October 18, 2000.
4.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-lA filed on December 15, 2000.
5.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-lA filed on February 28, 2002.
6.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2011.
7.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2013.
8.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2016.
9.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2019.

10.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2020.
11.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2021.
12.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2022.
13.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2023.

Item 29
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.

Item 30
INDEMNIFICATION

Section XIII of the Distribution Agreement between the Registrant and Goldman Sachs & Co. LLC (“Goldman”) provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant’s Distributor, may be subject. Copies of the Distribution Agreement are incorporated herein by reference as Exhibits 28(e)(1), (2), (3) and (4), respectively.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
In addition, Section 10.2 of Registrant’s Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 28(a), provides for indemnification of the Trustees and officers as follows:

Section 10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Section 10.3 of Registrant’s Trust Instrument provides for indemnification of shareholders as follows:

Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31
BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Commerce Investment Advisors, Inc., the Registrant’s investment adviser, provides a comprehensive range of financial services.

(b) Set forth below is a list of all of the directors and senior executive officers of Commerce Investment Advisors, Inc. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 2019, as well as the capacity in which such person was connected.

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company
Mr. J.J. Landers Carnal, CFA President, & Director	Commerce Bank 8000 Forsyth Clayton, MO 63105	Executive Vice President
Mr. William R. Schuetter Senior Vice President, Chief Operating Officer, Treasurer, & Director	Commerce Bank 1000 Walnut Street Kansas City, MO 64106	Senior Vice President
Mr. Jeffrey L. Bolin Vice President	Commerce Bank 1000 Walnut Street Kansas City, MO 64106	Assistant Vice President
Mr. David M. Hagee Chief Investment Officer	Commerce Bank 8000 Forsyth Clayton, MO 63105	Senior Vice President
Ms. Laura C. Spidle Vice President, Chief Compliance Officer, & Secretary	Commerce Bank 1000 Walnut Street Kansas City, MO 64106	Vice President

Item 32.	PRINCIPAL UNDERWRITERS

(a)
Goldman Sachs & Co. LLC, or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs Real Estate Diversified Income Fund. Goldman, Sachs & Co. LLC, or a division thereof, currently serves as co-administrator and distributor of the shares of The Commerce Funds.

(b)
Set forth below is certain information pertaining to the Managing Directors of Goldman Sachs & Co. LLC, the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE
Name and Principal Business Address	Position with Goldman Sachs & Co. LLC
David M. Solomon (1)	Chairman and Chief Executive Officer
John E. Waldron (1)	President and Chief Operating Officer
Denis Coleman (1)	Chief Financial Officer
Richard A. Friedman (1)	Chairman of Goldman Sachs Asset Management
Richard J. Gnodde (2)	Chief Executive Officer of Goldman Sachs International
Masanori Mochida (4)	President and Representative Director of Goldman Sachs Japan Co., Ltd.
John F.W. Rogers (1)	Executive Vice President, Chief of Staff, Secretary to Board of Directors
Alison J. Mass (1)	Chairman of the Investment Banking Division
Ashok Varadhan (1)	Global Co-Head of Global Banking & Markets Division
Marc Nachmann (2)	Global Head of Asset & Wealth Management
George Lee (8)	Co-Head of the Office of Applied Innovation
James P. Esposito (3)	Co-Head of Global Banking & Markets Division
Todd Leland (6)	President of Goldman Sachs International
Laurence Stein (1)	Executive Vice President and Chief Operating Officer of Asset & Wealth Management
Julian C. Salisbury (1)	Chief Investment Officer of Asset & Wealth Management
Luke Sarsfield (1)	Chief Commercial Officer of Asset & Wealth Management
Beth Hammack (1)	Co-Head of the Global Financing Group within the Investment Banking Division
Jacqueline Arthur (1)	Global Head of Human Capital Management
Dan Dees (7)	Co-Head of the Global Banking & Markets Division
Brian J. Lee (1)	Chief Risk Officer
Dina Powell McCormick (1)	Global Head of Sustainability and Inclusive Growth
Stephanie E. Cohen (1)	Global Head of Platform Solutions
Asahi Pompey (1)	Global Head of Corporate Engagement and President of the Goldman Sachs Foundation
Marco Argenti (1)	Chief Information Officer
Carey Halio (1)	Goldman Sachs’ Chief Strategy Officer, Global Head of Investor Relations and an Ex Officio member of the Management Committee
Kathryn Ruemmler (1)	Executive Vice President, Chief Legal Officer and General Counsel
Tucker York (1)	Global Head of Wealth Management
Philip Berlinski (1)	Global Treasurer of Goldman Sachs and Chief Executive Officer of Goldman Sachs Bank USA
Jan Hatzius (1)	Head of the Global Investment Research Division and Chief Economist of Goldman Sachs
Sheara J. Fredman (1)	Chief Accounting Officer and Controller
Ericka Leslie (1)	Chief Administrative Officer of Goldman Sachs
Kevin Sneader (6)	President of Asia Pacific Ex-Japan
Jared Cohen (1)	Co-Head of the Office of Applied Innovation and President of Global Affairs

(1)	200 West Street, New York, NY 10282
(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(4)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(5)	7 Finance Street, Xicheng District, Beijing, China 100033
(6)	68th Floor, Cheung Kong Center, 2 Queens Road Central, Hong Kong, China
(7)	Fox Plaza, Suite 2600, 2121 Avenue of the Stars, Los Angeles, CA 90067
(8)	555 California Street, 45th Floor, San Francisco, CA 94104

(c) Not Applicable.

Item 33.	LOCATION OF ACCOUNTS AND RECORDS
(1)
Commerce Investment Advisors, Inc., 8000 Forsyth Boulevard, St. Louis, Missouri, and 1000 Walnut Street, Kansas City, Missouri 64106 (records relating to their functions as investment adviser and co-administrator to each of Registrant’s investment portfolios).

(2)	Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282 (records relating to its function as co-administrator and distributor to each of Registrant’s investment portfolios).
(3)	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111 (records relating to its function as custodian and fund accountant to each of Registrant’s investment portfolios).
(4)
SS&C Global Investor & Distribution Solutions, Inc. (formerly, DST Asset Manager Solutions, Inc.) 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as transfer agent to each of Registrant’s investment portfolios).

(5)	Stradley Ronon Stevens & Young, LLP, 2000 K St NW Suite 700, Washington DC 20006 (Registrant’s Trust Instrument, By-Laws and minute books).

Item 34.	MANAGEMENT SERVICES Not Applicable.
Item 35.	UNDERTAKINGS Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, State of Missouri, on the 17th day of August, 2023.

THE COMMERCE FUNDS
Registrant

/s/ William R. Schuetter
William R. Schuetter
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 58 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ William R. Schuetter William R. Schuetter	President (Principal Executive Officer)	August 17, 2023
/s/ Peter W. Fortner Peter W. Fortner	Chief Accounting Officer	August 17, 2023
* J.-J. Landers Carnal J.-J Landers Carnal	Trustee, Chairman	August 17, 2023
* Charles W. Peffer Charles W. Peffer	Lead Independent Trustee	August 17, 2023
* Scott D. Monette Scott D. Monette	Trustee	August 17, 2023
* Erika Z. Schenk Erika Z. Schenk	Trustee	August 17, 2023
* V. Raymond Stranghoener V. Raymond Stranghoener	Trustee	August 17, 2023
* James G. Morris James G. Morris	Trustee	August 17, 2023
* By: /s/ William R. Schuetter William R. Schuetter Attorney-in-Fact		August 17, 2023

THE COMMERCE FUNDS
EXHIBIT INDEX
Exhibits	None